UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06660

Name of Fund: BlackRock MuniYield Quality Fund, Inc. (MQY)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniYield Quality Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2012

Date of reporting period: 10/31/2011

Item 1 – Report to Stockholders

October 31, 2011

Semi-Annual Report (Unaudited)

BlackRock MuniYield Fund, Inc. (MYD)

BlackRock MuniYield Quality Fund, Inc. (MQY)

BlackRock MuniYield Quality Fund II, Inc. (MQT)

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Dear Shareholder

One year ago, the global economy appeared to solidly be in recovery mode and investors were optimistic as the US Federal Reserve launched its second round of quantitative easing. Stock markets rallied despite ongoing sovereign debt problems in Europe and inflationary pressures looming over emerging markets. Fixed income markets, however, saw yields move sharply upward (pushing prices down), especially on the long end of the historically steep yield curve. While high yield bonds benefited from the risk rally, most fixed income sectors declined in the fourth quarter of 2010. The tax-exempt municipal market faced additional headwinds as it became evident that the Build America Bond program would not be extended and municipal finance troubles burgeoned.

Early 2011 saw spikes of volatility as political turmoil swept across the Middle East/North Africa region and prices of oil and other commodities soared. Natural disasters in Japan disrupted industrial supply chains and concerns mounted regarding US debt and deficit issues. Nevertheless, equities generally performed well early in the year as investors chose to focus on the continuing stream of strong corporate earnings and positive economic data. Credit markets were surprisingly resilient in this environment and yields regained relative stability in 2011. The tax-exempt market saw relief from its headwinds and steadily recovered from its fourth-quarter lows. Equities, commodities and high yield bonds outpaced higher-quality assets as investors increased their risk tolerance.

However, the environment changed dramatically in the middle of the second quarter. Markets dropped sharply in May when fears mounted over the possibility of Greece defaulting on its debt, rekindling fears about the broader sovereign debt crisis. Concurrently, economic data signaled that the recovery had slowed in the United States and other developed nations. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. On August 5th, Standard & Poor’s downgraded the US government’s credit rating and turmoil erupted in financial markets around the world. Extraordinary levels of volatility persisted in the months that followed as Greece teetered on the brink of default. Financial problems intensified in Italy and Spain and both countries faced credit rating downgrades. Debt worries spread to the core European nations of France and Germany, and the entire euro-zone banking system came under intense pressure. Late in the summer, economic data out of the United States and Europe grew increasingly bleak while China and other emerging economies began to show signs of slowing growth. By the end of the third quarter, equity markets had fallen nearly 20% from their April peak while safe-haven assets such as US Treasuries, gold and the Swiss franc skyrocketed.

October brought enough positive economic data to assuage fears of a double-dip recession in the United States and corporate earnings continued to be strong. Additionally, European policymakers demonstrated an increased willingness to unite in their struggle to resolve the region’s debt and banking crisis. These encouraging developments brought many investors back from the sidelines and risk assets rallied through the month, albeit with large daily swings as investor reactions to news from Europe vacillated between faith and skepticism.

Overall, lower-risk investments including US Treasuries, municipal securities and investment grade credits posted gains for the 6- and 12-month periods ended October 31, 2011. Risk assets, including equities and high yield debt, broadly declined over the six months; however, US stocks and high yield bonds remained in positive territory on a 12-month basis. Continued low short-term interest rates kept yields on money market securities near their all-time lows. While markets remain volatile and uncertainties abound, BlackRock remains dedicated to finding opportunities and managing risk in this environment.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“While markets remain volatile and uncertainties abound, BlackRock remains dedicated to finding opportunities and managing risk in this environment.”

Rob Kapito
President, BlackRock Advisors, LLC
Total Returns as of October 31, 2011

	6-month	12-month
US large cap equities (S&P 500® Index)	(7.11)%	8.09%
US small cap equities (Russell 2000® Index)	(13.76)	6.71
International equities (MSCI Europe, Australasia, Far East Index)	(14.90)	(4.08)
Emerging market equities (MSCI Emerging Markets Index)	(15.91)	(7.72)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.04	0.13
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	12.11	7.79
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	4.98	5.00
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	5.56	3.78
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	(0.95)	5.16

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the 12-Month Period Ended October 31, 2011

At the outset of the 12-month period, the municipal bond market was faced with a “perfect storm” of events that ultimately resulted in losses for the fourth quarter of 2010 at a level not seen since the Fed tightening cycle of 1994. US Treasury yields lost support due to concerns over the federal deficit and municipal valuations suffered a quick and severe setback, as it became evident the Build America Bond (“BAB”) program would expire at the end of 2010. The program had opened the taxable market to municipal issuers, successfully alleviating supply pressure in the traditional tax-exempt marketplace and bringing down yields in that space.

Towards the end of 2010, news about municipal finance troubles mounted and damaged confidence among retail investors. From mid-November through year end, weekly outflows from municipal mutual funds averaged over $2.5 billion. Political uncertainty surrounding the midterm elections and tax policies exacerbated the situation. These conditions combined with seasonal illiquidity sapped willful market participation from the trading community. December brought declining demand with no comparable reduction in supply as issuers rushed their deals to market before the BAB program was retired. This supply-demand imbalance led to wider quality spreads and higher yields.

Demand is usually strong at the beginning of a new year, but retail investors continued to move away from municipal mutual funds in 2011. From the middle of November 2010, outflows persisted for 29 consecutive weeks, totaling $35.1 billion before the trend finally broke in June. Weak demand has been counterbalanced by lower supply in 2011. According to Thomson Reuters, year-to-date through October, new issuance was down 34% compared to the same period last year. Higher interest rates during the first quarter, fiscal policy changes and a reduced need for municipal borrowing were among the factors that deterred issuers from bringing new deals to the market. In this positive technical environment, the S&P/Investortools Main Municipal Bond Index returned 8.05% for the first ten months of 2011, as municipal bonds outperformed most other fixed income asset classes year-to-date.

On August 5th, Standard & Poor’s (“S&P’s”) downgraded the US government credit rating from AAA to AA+, leading to the downgrade of approximately 11,000 municipal issues directly linked to the US debt rating. Nevertheless, the municipal market posted solid gains for the month of August, aided primarily by an exuberant Treasury market, severe volatility in US equities and continued supply constraint in the primary municipal market. Increased demand from both traditional and non-traditional buyers pushed long-term municipal bond yields lower, resulting in a curve-flattening trend that continued through period end.

Overall, the municipal yield curve flattened during the period from October 31, 2010 to October 31, 2011. As measured by Thomson Municipal Market Data, yields declined by 11 basis points (“bps”) to 3.75% on AAA quality-rated 30-year municipal bonds and by 12 bps to 2.39%, on 10-year bonds, while yields on 5-year issues rose 6 bps to 1.26%. With the exception of the 2- to 5-year range, the yield spreads between maturities decreased over the past year. The most significant decrease was seen in the 5- to 10-year range, where the spread tightened by 18 bps, while the overall slope between 2- and 30-year maturities decreased by 9 bps to 3.31%.

The fundamental picture for municipalities is improving. Austerity is the general theme across the country, while a small number of states continue to rely on the “kick the can” approach to close their shortfalls, using aggressive revenue projections and accounting gimmicks. It has been nearly a year since the first highly publicized interview about the fiscal problems plaguing state and local governments. Thus far, the prophecy of widespread defaults across the municipal market has not materialized. According to S&P’s, municipal defaults in 2011 are down 69% compared to the same period in 2010. Year-to-date monetary defaults in the S&P/Investortools Main Municipal Bond Index total roughly $750 million, representing less than 0.5% of the index. BlackRock maintains the view that municipal bond defaults will remain in the periphery and the overall market is fundamentally sound. We continue to recognize that careful credit research and security selection remain imperative amid uncertainty in this economic environment.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Fund Summary as of October 31, 2011	BlackRock MuniYield Fund, Inc.

Fund Overview

BlackRock MuniYield Fund, Inc.’s (MYD) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the six months ended October 31, 2011, the Fund returned 12.37% based on market price and 11.34% based on net asset value (“NAV”). For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 11.60% based on market price and 11.08% based on NAV. During the period, Lipper combined the General Municipal Debt Funds (Leveraged) and Insured Municipal Debt Funds (Leveraged) categories into one General & Insured Municipal Debt Funds (Leveraged) category. All returns reflect reinvestment of dividends. The Fund’s premium to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund performed well due to its yield-curve-flattening bias and duration positioning. The Fund has consistently emphasized longer-dated securities in order to benefit from long-term rates declining faster than short-term rates, a scenario that occurred during the period. In addition, the Fund’s holdings generated a high distribution yield, which in the aggregate had a meaningful impact on returns. Sector concentrations in health and transportation had a positive impact on performance, as did holding only minimal exposure to pre-refunded and escrowed issues, which underperformed the broader market. Detracting from performance was the Fund’s long-standing focus on corporate-related debt, which modestly underperformed for the six-month period. Additionally, low exposure to the top-performing tobacco sector was a modest impediment to performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MYD
Initial Offering Date	November 29, 1991
Yield on Closing Market Price as of October 31, 2011 ($14.28)[1]	6.93%
Tax Equivalent Yield[2]	10.66%
Current Monthly Distribution per Common Share[3]	$0.0825
Current Annualized Distribution per Common Share[3]	$0.9900
Leverage as of October 31, 2011[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents Variable Rate Demand Preferred Shares (“VRDP Shares”) and tender option bond trusts (“TOBs”) as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 8.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	10/31/11	4/30/11	Change	High	Low
Market Price	$14.28	$13.17	8.43%	$14.79	$12.73
Net Asset Value	$14.02	$13.05	7.43%	$14.33	$13.05

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	10/31/11	4/30/11
Health	23%	23%
Transportation	18	15
Corporate	14	15
State	14	13
Education	11	9
Utilities	10	10
County/City/Special District/School District	8	9
Tobacco	1	1
Housing	1	5

Credit Quality Allocations[5]

	10/31/11	4/30/11
AAA/Aaa	10%	13%
AA/Aa	39	36
A	23	22
BBB/Baa	12	12
BB/Ba	2	2
B	4	3
CCC/Caa	1	2
CC/Ca	1	1
Not Rated[6]	8	9

[5]	Using the higher of Standard and Poor’s (“S&P’s”) or Moody’s Investor Service (“Moody’s”) ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of October 31, 2011 and April 30, 2011, the market value of these securities was $5,125,586, representing 1% and $3,786,237, representing 0%, respectively, of the Fund’s long-term investments.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	5

Fund Summary as of October 31, 2011	BlackRock MuniYield Quality Fund, Inc.

Fund Overview

BlackRock MuniYield Quality Fund, Inc.’s (MQY) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests in municipal bonds which are in the three highest quality rating categories (A or better) or, if unrated, of comparable quality at the time of investment. The Fund invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the six months ended October 31, 2011, the Fund returned 14.04% based on market price and 12.62% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 11.60% based on market price and 11.08% based on NAV. During the period, Lipper combined the General Municipal Debt Funds (Leveraged) and Insured Municipal Debt Funds (Leveraged) categories into one General & Insured Municipal Debt Funds (Leveraged) category. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund’s performance was positively impacted by its longer duration holdings (those with higher sensitivity to interest rate movements) as yields fell during the period (bond prices rise when their yields fall). The Fund also benefited from its yield curve positioning. The Fund favored longer-term securities, which outperformed those with short and intermediate maturities as rates fell more on the long end of the curve. Given the broad rally in the municipal market during the period, most sectors performed well. However, the Fund’s exposure to bonds with shorter maturities or shorter call dates detracted from performance as the yield curve flattened.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MQY
Initial Offering Date	June 26, 1992
Yield on Closing Market Price as of October 31, 2011 ($14.52)[1]	6.36%
Tax Equivalent Yield[2]	9.78%
Current Monthly Distribution per Common Share[3]	$0.0770
Current Annualized Distribution per Common Share[3]	$0.9240
Leverage as of October 31, 2011[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 8.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	10/31/11	4/30/11	Change	High	Low
Market Price	$14.52	$13.15	10.42%	$15.17	$12.76
Net Asset Value	$14.96	$13.72	9.04%	$15.22	$13.72

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	10/31/11	4/30/11
County/City/Special District/School District	26%	25%
Transportation	20	22
Utilities	19	17
State	17	15
Health	11	9
Education	4	4
Housing	2	3
Corporate	1	3
Tobacco	—	2

Credit Quality Allocations[5]

	10/31/11	4/30/11
AAA/Aaa	18%	12%
AA/Aa	51	59
A	24	23
BBB/Baa	7	6

[5]	Using the higher of S&P’s or Moody’s ratings.

6	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Fund Summary as of October 31, 2011	BlackRock MuniYield Quality Fund II, Inc.

Fund Overview

BlackRock MuniYield Quality Fund II, Inc.’s (MQT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests in municipal bonds which are in the three highest quality rating categories (A or better) or, if unrated, of comparable quality at the time of investment. The Fund invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the six months ended October 31, 2011, the Fund returned 11.22% based on market price and 13.32% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 11.60% based on market price and 11.08% based on NAV. During the period, Lipper combined the General Municipal Debt Funds (Leveraged) and Insured Municipal Debt Funds (Leveraged) categories into one General & Insured Municipal Debt Funds (Leveraged) category. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund’s performance was positively impacted by its longer duration holdings (those with higher sensitivity to interest rate movements) as yields fell during the period (bond prices rise when their yields fall). The Fund also benefited from its yield curve positioning. The Fund favored longer-term securities, which outperformed those with short and intermediate maturities as rates fell more on the long end of the curve. Given the broad rally in the municipal market during the period, most sectors performed well. However, the Fund’s exposure to bonds with shorter maturities or shorter call dates detracted from performance as the yield curve flattened.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MQT
Initial Offering Date	August 28, 1992
Yield on Closing Market Price as of October 31, 2011 ($12.47)[1]	6.54%
Tax Equivalent Yield[2]	10.06%
Current Monthly Distribution per Common Share[3]	$0.0680
Current Annualized Distribution per Common Share[3]	$0.8160
Leverage as of October 31, 2011[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents Auction Market Preferred Shares (“AMPS”) and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to AMPS and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 8.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	10/31/11	4/30/11	Change	High	Low
Market Price	$12.47	$11.59	7.59%	$12.95	$11.05
Net Asset Value	$12.99	$11.85	9.62%	$13.20	$11.85

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations

	10/31/11	4/30/11
County/City/Special District/School District	33%	29%
Transportation	20	22
State	16	17
Utilities	14	13
Health	9	8
Housing	6	7
Education	1	3
Corporate	1	1

Credit Quality Allocations[5]

	10/31/11	4/30/11
AAA/Aaa	14%	9%
AA/Aa	64	68
A	18	19
BBB/Baa	4	4

[5]	Using the higher of S&P’s or Moody’s ratings.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	7

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and NAV of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

To leverage, the Funds issue AMPS or VRDP Shares (collectively, “Preferred Shares”), which pay dividends at prevailing short-term interest rates, and invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with assets received from Preferred Shares issuance earn income based on long-term interest rates. In this case, the dividends paid to holders of Preferred Shares (“Preferred Shareholders”) are significantly lower than the income earned on the Fund’s long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Fund pays higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Funds’ Preferred Shares does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAV positively or negatively in addition to the impact on Fund performance from leverage from Preferred Shares discussed above.

The Funds may also leverage their assets through the use of TOBs, as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Funds with economic benefits in periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Funds, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Fund’s NAV per share.

The use of leverage may enhance opportunities for increased income to the Funds and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by rating agencies that rate the Preferred Shares issued by the Funds. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

Under the Investment Company Act of 1940, the Funds are permitted to issue Preferred Shares in an amount of up to 50% of their total managed assets at the time of issuance. Under normal circumstances, each Fund anticipates that the total economic leverage from Preferred Shares and/or TOBs will not exceed 50% (45% for MYD and MQY) of its total managed assets at the time such leverage is incurred. As of October 31, 2011, the Funds had economic leverage from Preferred Shares and/or TOBs as a percentage of their total managed assets as follows:

Percent of Leverage
MYD	37%
MQY	38%
MQT	38%

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

8	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments October 31, 2011 (Unaudited)	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.8%
County of Jefferson Alabama, RB, Series A, 5.50%, 1/01/22	$5,250	$4,975,373
Alaska — 1.0%
Northern Tobacco Securitization Corp., RB, Asset-Backed, Series A:
4.63%, 6/01/23	2,500	2,300,200
5.00%, 6/01/46	6,450	4,068,789
		6,368,989
Arizona — 8.8%
Arizona State Transportation Board, RB, Sub-Series A:
5.00%, 7/01/22	7,030	7,614,896
5.00%, 7/01/23	5,240	5,675,968
Maricopa County IDA Arizona, RB, Arizona Charter Schools Project, Series A, 6.75%, 7/01/29	3,300	2,214,729
Phoenix IDA Arizona, Refunding RB, America West Airlines Inc. Project, AMT:
6.25%, 6/01/19	3,000	2,662,560
6.30%, 4/01/23	5,090	4,349,405
Pima County IDA, IDRB, Tucson Electric Power Co., Series A, 6.38%, 9/01/29	3,000	3,066,750
Pima County IDA, Refunding RB, Charter Schools II, Series A, 6.75%, 7/01/31	720	689,378
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/38	4,905	5,143,138
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	7,365	6,778,893
5.00%, 12/01/37	14,190	12,848,619
Vistancia Community Facilities District Arizona, GO, 5.75%, 7/15/24	2,125	2,235,309
Yavapai County IDA Arizona, RB, Yavapai Regional Medical Center, Series A, 6.00%, 8/01/33	3,900	3,909,165
		57,188,810
Arkansas — 0.5%
County of Little River Arkansas, Refunding RB, Georgia-Pacific Corp. Project, AMT, 5.60%, 10/01/26	3,385	3,357,818

Municipal Bonds	Par (000)	Value
California — 10.7%
California Health Facilities Financing Authority, Refunding RB:
Catholic Healthcare West, Series A, 6.00%, 7/01/34	$3,155	$3,395,222
St. Joseph Health System, Series A, 5.75%, 7/01/39	4,425	4,608,151
Sutter Health, Series B, 6.00%, 8/15/42	6,465	7,049,307
California State Public Works Board, RB, Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/34	2,385	2,621,329
California Statewide Communities Development Authority, RB, John Muir Health, 5.13%, 7/01/39	4,375	4,295,331
Los Angeles Department of Airports, RB, Series A, 5.25%, 5/15/39	1,605	1,712,904
Los Angeles Department of Airports, Refunding RB, Senior, Los Angeles International Airport, Series A, 5.00%, 5/15/40	11,970	12,598,305
State of California, GO:
(AMBAC), 5.00%, 4/01/31	10	10,136
Various Purpose, 6.00%, 3/01/33	5,085	5,722,659
Various Purpose, 6.50%, 4/01/33	14,075	16,411,591
Various Purpose, 5.00%, 10/01/41	6,190	6,170,687
University of California, RB, Limited Project, Series B, 4.75%, 5/15/38	4,435	4,460,191
		69,055,813
Colorado — 2.7%
City & County of Denver Colorado, RB, Series D, AMT (AMBAC), 7.75%, 11/15/13	3,990	4,256,931
Colorado Housing & Finance Authority, Refunding RB, S/F Program, Senior Series D-2, AMT, 6.90%, 4/01/29	115	121,700
Plaza Metropolitan District No. 1 Colorado, Tax Allocation Bonds, Public Improvement Fee, Tax Increment:
8.00%, 12/01/25	6,850	6,906,650
Subordinate, 8.13%, 12/01/25	1,885	1,761,495

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ACA	American Capital Access Corp.
AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
ARB	Airport Revenue Bonds
BHAC	Berkshire Hathaway Assurance Corp.
CAB	Capital Appreciation Bonds
COP	Certificate of Participation
EDA	Economic Development Authority
EDC	Economic Development Corp.
ERB	Education Revenue Bonds
FHA	Federal Housing Administration
GAB	Grant Anticipation Bonds
GARB	General Airport Revenue Bonds
GO	General Obligation Bonds
HDA	Housing Development Authority
HFA	Housing Finance Agency
HRB	Housing Revenue Bonds
IDA	Industrial Development Authority
IDRB	Industrial Development Revenue Bonds
ISD	Independent School District
MRB	Mortgage Revenue Bonds
NPFGC	National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed
Radian	Radian Corp.
RB	Revenue Bonds
S/F	Single-Family
SAN	State Aid Notes
SO	Special Obligation
Syncora	Syncora Guaranteed
TRAN	Tax Revenue Anticipation Notes

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	9

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Colorado (concluded)
University of Colorado, RB, Series A:
5.25%, 6/01/30	$2,250	$2,450,745
5.38%, 6/01/32	1,250	1,361,425
5.38%, 6/01/38	830	890,515
		17,749,461
Connecticut — 1.6%
Connecticut State Health & Educational Facility Authority, RB:
Ascension Health Senior Credit, 5.00%, 11/15/40	2,770	2,845,565
Wesleyan University, 5.00%, 7/01/35	2,225	2,379,749
Wesleyan University, 5.00%, 7/01/39	5,000	5,325,200
		10,550,514
Delaware — 1.5%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Project, 6.00%, 10/01/40	2,305	2,318,484
Delaware State EDA, RB, Exempt Facilities, Indian River Power, 5.38%, 10/01/45	8,275	7,588,837
		9,907,321
District of Columbia — 1.9%
Metropolitan Washington Airports Authority, RB:
CAB, Second Senior Lien, Series B (AGC), 7.00%, 10/01/31 (a)	8,350	2,572,385
CAB, Second Senior Lien, Series B (AGC), 7.03%, 10/01/32 (a)	15,000	4,347,000
CAB, Second Senior Lien, Series B (AGC), 7.05%, 10/01/33 (a)	13,410	3,654,895
First Senior Lien, Series A, 5.25%, 10/01/44	1,500	1,558,980
		12,133,260
Florida — 9.0%
City of Clearwater Florida, RB, Series A, 5.25%, 12/01/39	6,900	7,426,263
County of Broward Florida, RB, Series A, 5.25%, 10/01/34	2,155	2,313,608
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	11,450	11,960,326
County of Miami-Dade Florida, Refunding RB, Miami International Airport, Series A-1, 5.38%, 10/01/41	7,530	7,741,744
Greater Orlando Aviation Authority Florida, RB, Special Purpose, JetBlue Airways Corp., AMT, 6.50%, 11/15/36	2,500	2,350,425
Hillsborough County IDA, RB, AMT, National Gypsum Co.:
Series A, 7.13%, 4/01/30	11,500	10,248,800
Series B, 7.13%, 4/01/30	5,000	4,456,000
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/40	4,615	4,830,428
Midtown Miami Community Development District, Special Assessment Bonds, Series B, 6.50%, 5/01/37	5,170	5,186,492
Santa Rosa Bay Bridge Authority, RB, 6.25%, 7/01/28 (b)(c)	4,620	1,616,954
		58,131,040

Municipal Bonds	Par (000)	Value
Georgia — 1.4%
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	$1,700	$1,747,073
Metropolitan Atlanta Rapid Transit Authority, RB, Third Series, 5.00%, 7/01/39	6,945	7,240,788
		8,987,861
Guam — 0.7%
Territory of Guam, GO, Series A:
6.00%, 11/15/19	1,270	1,292,619
6.75%, 11/15/29	1,815	1,871,138
7.00%, 11/15/39	1,200	1,243,440
		4,407,197
Hawaii — 0.5%
State of Hawaii, Refunding RB, Series A, 5.25%, 7/01/30	2,760	2,900,953
Idaho — 1.6%
Power County Industrial Development Corp., RB, FMC Corp. Project, AMT, 6.45%, 8/01/32	10,000	10,008,100
Illinois — 9.4%
Bolingbrook Special Service Area No. 1, Special Tax Bonds, Forest City Project, 5.90%, 3/01/27	1,000	832,420
City of Chicago Illinois, Board of Education, GO, Series A:
5.50%, 12/01/39	4,280	4,534,660
5.00%, 12/01/41	1,410	1,405,587
City of Chicago Illinois, RB, General, Third Lien:
Series A, 5.63%, 1/01/35	4,200	4,538,310
Series A, 5.75%, 1/01/39	3,500	3,819,935
Series C, 6.50%, 1/01/41	11,920	13,713,006
City of Chicago Illinois, Transit Authority, RB, Sales Tax Receipts Revenue, 5.25%, 12/01/40	2,130	2,193,794
Illinois Finance Authority, RB, Navistar International, Recovery Zone, 6.50%, 10/15/40	3,130	3,229,002
Illinois Finance Authority, Refunding RB:
Central DuPage Health, Series B, 5.50%, 11/01/39	3,235	3,349,195
Friendship Village Schaumburg, Series A, 5.63%, 2/15/37	875	712,451
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project (AGM):
CAB, Series B, 6.25%, 6/15/46 (a)	11,405	1,372,592
CAB, Series B, 6.25%, 6/15/47 (a)	27,225	3,082,142
Series B, 5.00%, 6/15/50	6,405	6,244,234
Series B-2, 5.00%, 6/15/50	5,085	4,949,078
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	2,730	2,881,733
6.00%, 6/01/28	2,335	2,427,980
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	1,275	1,334,390
		60,620,509
Indiana — 2.2%
Indiana Finance Authority, RB, Sisters of St. Francis Health, 5.25%, 11/01/39	1,690	1,722,042
Indiana Finance Authority, Refunding RB, Parkview Health System, Series A, 5.75%, 5/01/31	6,645	6,957,780

See Notes to Financial Statements.

10	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Indiana (concluded)
Indiana Finance Authority, Wastewater Utility, RB, First Lien, CWA Authority, Series A, 5.25%, 10/01/38	$3,200	$3,413,920
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	2,230	2,434,246
		14,527,988
Kansas — 1.3%
Kansas Development Finance Authority, Refunding RB:
Adventist Health, 5.75%, 11/15/38	4,380	4,727,422
Sisters of Leavenworth, Series A, 5.00%, 1/01/40	3,365	3,400,736
		8,128,158
Louisiana — 3.9%
East Baton Rouge Sewerage Commission, RB, Series A, 5.25%, 2/01/39	1,610	1,704,298
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Projects, 6.75%, 11/01/32	9,000	9,391,590
New Orleans Aviation Board, Refunding RB, Passenger Facility Charge, Series A, 5.25%, 1/01/41	1,260	1,284,204
Port of New Orleans Louisiana, Refunding RB, Continental Grain Co. Project, 6.50%, 1/01/17	13,000	13,003,900
		25,383,992
Maine — 0.5%
Maine Health & Higher Educational Facilities Authority, RB, Series A, 5.00%, 7/01/39	3,140	3,189,738
Maryland — 0.7%
County of Prince George’s Maryland, SO, National Harbor Project, 5.20%, 7/01/34	1,500	1,364,325
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	880	870,654
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	1,690	1,696,693
Maryland Industrial Development Financing Authority, RB, Our Lady Of Good Counsel School, Series A, 6.00%, 5/01/35	500	502,030
		4,433,702
Massachusetts — 3.2%
Massachusetts Bay Transportation Authority, Refunding RB, Senior Series A-1, 5.25%, 7/01/29	3,250	3,884,823
Massachusetts Development Finance Agency, RB, Seven Hills Foundation & Affiliates (Radian), 5.00%, 9/01/35	3,500	2,923,305
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare, Series J1, 5.00%, 7/01/39	3,640	3,714,074
Massachusetts State School Building Authority, RB, Sales Tax Revenue, Senior, Series B, 5.00%, 10/15/41	9,200	9,824,496
		20,346,698

Municipal Bonds	Par (000)	Value
Michigan — 3.3%
City of Detroit Michigan, RB, Senior Lien, Series B (AGM), 7.50%, 7/01/33	$1,835	$2,175,374
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	2,795	2,811,938
Michigan State Hospital Finance Authority, Refunding RB, Hospital, Henry Ford Health, 5.75%, 11/15/39	6,085	6,218,261
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital:
8.00%, 9/01/29	2,000	2,383,040
8.25%, 9/01/39	6,365	7,549,272
		21,137,885
Minnesota — 0.5%
City of Eden Prairie Minnesota, RB, Rolling Hills Project, Series A (Ginnie Mae):
6.00%, 8/20/21	420	441,617
6.20%, 2/20/43	2,000	2,101,660
City of Minneapolis Minnesota, HRB, Gaar Scott Loft Project, Mandatory Put Bonds, AMT, 5.95%, 5/01/30 (d)	850	851,360
		3,394,637
Mississippi — 0.00%
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 9/01/36	280	301,364
New Hampshire — 0.5%
New Hampshire Health & Education Facilities Authority, Refunding RB, Elliot Hospital, Series B, 5.60%, 10/01/22	2,860	2,954,923
New Jersey — 6.9%
New Jersey EDA, RB:
Cigarette Tax, 5.50%, 6/15/24	9,715	9,558,297
Continental Airlines Inc. Project, AMT, 6.25%, 9/15/19	3,905	3,825,026
Continental Airlines Inc. Project, AMT, 6.25%, 9/15/29	11,000	10,400,170
First Mortgage, Lions Gate Project, Series A, 5.75%, 1/01/25	710	656,203
First Mortgage, Lions Gate Project, Series A, 5.88%, 1/01/37	230	199,067
First Mortgage, Presbyterian Homes, Series A, 6.38%, 11/01/31	3,000	2,643,930
Motor Vehicle Surcharge, Series A (NPFGC), 5.00%, 7/01/29	10,000	10,239,800
New Jersey Health Care Facilities Financing Authority, RB, Pascack Valley Hospital Association (b)(c):
6.00%, 7/01/13	1,335	13
6.63%, 7/01/36	1,835	18
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
CAB, Series C (AMBAC), 5.05%, 12/15/35 (a)	13,110	3,039,685
Series A, 5.50%, 6/15/41	3,630	3,919,602
		44,481,811

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	11

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 5.9%
Dutchess County Industrial Development Agency New York, Refunding RB, St. Francis Hospital, Series A, 7.50%, 3/01/29	$2,100	$2,077,635
Hudson New York Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	3,260	3,452,047
Metropolitan Transportation Authority, Refunding RB:
Series B, 5.00%, 11/15/34	4,910	5,175,533
Transportation, Series D, 5.25%, 11/15/40	2,465	2,584,207
New York City Industrial Development Agency, RB, British Airways Plc Project, 7.63%, 12/01/32	1,250	1,254,975
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, 6.38%, 7/15/49	2,480	2,573,422
Port Authority of New York & New Jersey, RB, JFK International Air Terminal:
6.00%, 12/01/36	2,625	2,717,715
6.00%, 12/01/42	1,485	1,552,894
State of New York Dormitory Authority, RB, North Shore Long Island Jewish, Obligated Group, Series A, 5.00%, 5/01/41	2,560	2,532,736
Triborough Bridge & Tunnel Authority, RB, Subordinate Bonds, 5.25%, 11/15/30	10,000	10,479,900
Westchester County Industrial Development Agency New York, MRB, Kendal on Hudson Project, Series A, 6.38%, 1/01/24	3,450	3,444,721
		37,845,785
North Carolina — 1.2%
North Carolina HFA, RB:
Home Ownership, Series 8A, AMT, 6.20%, 7/01/16	80	80,143
S/F, Series II (FHA), 6.20%, 3/01/16	405	406,276
North Carolina Medical Care Commission, RB, Duke University Health System, Series A, 5.00%, 6/01/42	2,805	2,852,685
North Carolina Medical Care Commission, Refunding RB, First Mortgage, Presbyterian Homes, 5.40%, 10/01/27	5,000	4,575,050
		7,914,154
Ohio — 1.0%
County of Lucas Ohio, Refunding RB, Sunset Retirement, Series A, 6.63%, 8/15/30	2,175	2,176,783
County of Montgomery Ohio, Refunding RB, Catholic Healthcare, Series A, 5.00%, 5/01/39	2,840	2,871,865
Toledo-Lucas County Port Authority, RB, St. Mary Woods Project, Series A:
6.00%, 5/15/24	750	397,298
6.00%, 5/15/34	2,250	1,191,892
		6,637,838

Municipal Bonds	Par (000)	Value
Pennsylvania — 2.2%
Allegheny County Hospital Development Authority, Refunding RB, Health System, West Penn, Series A, 5.38%, 11/15/40	$5,490	$4,504,380
Pennsylvania Economic Development Financing Authority, RB:
Aqua Pennsylvania Inc. Project, 5.00%, 11/15/40	3,805	3,997,533
National Gypsum Co., Series A, AMT, 6.25%, 11/01/27	5,270	4,481,555
Philadelphia Authority for Industrial Development, RB, Commercial Development, AMT, 7.75%, 12/01/17	1,265	1,266,063
		14,249,531
Puerto Rico — 2.7%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.50%, 8/01/44	10,120	11,395,829
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB (a):
First Sub-Series C, 6.58%, 8/01/38	23,695	4,416,274
Series A (AMBAC), 6.43%, 8/01/47	14,900	1,542,299
		17,354,402
Rhode Island — 0.8%
Central Falls Detention Facility Corp., Refunding RB, 7.25%, 7/15/35	4,240	3,310,719
City of Woonsocket Rhode Island, GO (NPFGC):
6.00%, 10/01/17	1,200	1,173,132
6.00%, 10/01/18	695	673,587
		5,157,438
South Carolina — 1.6%
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	6,695	7,061,484
South Carolina State Public Service Authority, Refunding RB, Santee Cooper Project, Series C, 5.00%, 12/01/36	3,125	3,357,938
		10,419,422
Tennessee — 0.4%
Hardeman County Correctional Facilities Corp. Tennessee, RB, 7.75%, 8/01/17	2,870	2,868,422
Texas — 16.9%
Alliance Airport Authority Texas, Refunding RB, American Airlines Inc. Project, AMT, 5.75%, 12/01/29	3,500	1,855,035
Bexar County Housing Finance Corp., RB, Waters at Northern Hills Apartments, Series A (NPFGC):
6.00%, 8/01/31	805	711,620
6.05%, 8/01/36	1,000	866,850
Brazos River Authority, Refunding RB, TXU Electric Co. Project, Series C, Mandatory Put Bonds, AMT, 5.75%, 5/01/36 (d)	4,580	4,580,000
Central Texas Regional Mobility Authority, RB, Senior Lien, 6.25%, 1/01/46	4,365	4,439,118
City of Dallas Texas, Refunding RB, Waterworks & Sewer System, 5.00%, 10/01/35	3,060	3,320,957

See Notes to Financial Statements.

12	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Texas (concluded)
City of Houston Texas, RB:
Senior Lien, Series A, 5.50%, 7/01/39	$3,100	$3,291,301
Special Facilities, Continental Airlines, Series E, AMT, 7.38%, 7/01/22	3,500	3,500,945
Special Facilities, Continental Airlines, Series E, AMT, 7.00%, 7/01/29	3,000	2,996,580
City of Houston Texas, Refunding RB, Sub-Lien Series A, AMT, 5.00%, 7/01/21	6,240	6,658,454
Dallas-Fort Worth International Airport Facilities Improvement Corp., Refunding RB, American Airlines Inc. Project, AMT, 5.50%, 11/01/30	12,500	6,625,125
Gulf Coast IDA, RB, Citgo Petroleum Corp. Project, Mandatory Put Bonds, AMT, 7.50%, 5/01/25 (d)	3,900	3,931,590
Harris County Texas Metropolitan Transit Authority, TRAN, RB, Series A, 5.00%, 11/01/41	6,920	7,391,598
Houston Industrial Development Corp., RB, Senior, Air Cargo, AMT, 6.38%, 1/01/23	1,620	1,432,663
La Vernia Higher Education Finance Corp., RB, KIPP Inc., Series A, 6.38%, 8/15/44	1,000	1,059,920
Matagorda County Navigation District No. 1 Texas, Refunding RB, Central Power & Light Co. Project, Series A, 6.30%, 11/01/29	4,320	4,643,093
North Texas Tollway Authority, RB:
CAB, Special Projects System, Series B, 7.55%, 9/01/37 (a)	4,110	810,985
Toll, 2nd Tier, Series F, 6.13%, 1/01/31	12,140	12,716,650
San Antonio Energy Acquisition Public Facility Corp., RB, Gas Supply, 5.50%, 8/01/25	6,365	6,633,094
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	8,730	9,385,536
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	6,655	7,101,084
Texas State Public Finance Authority, Refunding ERB, KIPP Inc., Series A (ACA), 5.00%, 2/15/36	1,000	947,440
Texas State Turnpike Authority, RB, First Tier, Series A (AMBAC), 5.50%, 8/15/39	14,210	14,168,507
		109,068,145
US Virgin Islands — 0.9%
Virgin Islands Public Finance Authority, RB, Senior Secured, Hovensa Refinery, AMT, 6.13%, 7/01/22	6,250	5,730,937
Utah — 1.1%
City of Riverton Utah, RB, IHC Health Services Inc., 5.00%, 8/15/41	7,310	7,408,320
Virginia — 0.6%
James City County EDA, RB, First Mortgage, Williamsburg Lodge, Series A:
5.35%, 9/01/26	1,500	1,365,960
5.50%, 9/01/34	2,000	1,706,660
Winchester IDA Virginia, RB, Westminster-Canterbury, Series A, 5.20%, 1/01/27	1,000	1,000,210
		4,072,830

Municipal Bonds	Par (000)	Value
Washington — 1.0%
Vancouver Housing Authority Washington, HRB, Teal Pointe Apartments Project, AMT:
6.00%, 9/01/22	$945	$878,018
6.20%, 9/01/32	1,250	1,070,575
Washington Health Care Facilities Authority, RB, Swedish Health Services, Series A, 6.75%, 11/15/41	4,045	4,457,307
		6,405,900
Wisconsin — 4.3%
City of Milwaukee Wisconsin, RB, Senior, Air Cargo, AMT, 6.50%, 1/01/25	600	529,464
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/36	14,300	15,999,841
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, 5.00%, 11/15/33	4,970	5,135,998
Wisconsin Health & Educational Facilities Authority, Refunding RB, Franciscan Sisters Healthcare, 5.00%, 9/01/26	6,470	6,220,452
		27,885,755
Wyoming — 1.1%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, 5.25%, 7/15/26	6,195	6,670,714
Wyoming Municipal Power Agency, RB, Series A, 5.00%, 1/01/42	595	608,263
		7,278,977
Total Municipal Bonds — 116.8%		754,921,771

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
Alabama — 0.7%
Alabama Special Care Facilities Financing Authority- Birmingham, Refunding RB, Ascension Health Senior Credit, Series C-2, 5.00%, 11/15/36	4,538	4,618,930
California — 6.2%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/44	6,581	7,127,377
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39	5,310	5,737,402
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	4,650	4,879,152
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	2,154	2,346,410
San Francisco City & County Public Utilities Commission, RB, Series B, 5.00%, 11/01/39	19,080	19,923,527
		40,013,868

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	13

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Colorado — 2.6%
Colorado Health Facilities Authority, RB, Catholic Health (AGM):
Series C-3, 5.10%, 10/01/41	$7,490	$7,589,093
Series C-7, 5.00%, 9/01/36	4,800	4,863,744
Colorado Health Facilities Authority, Refunding RB, Catholic Health, Series A, 5.50%, 7/01/34	4,299	4,503,753
		16,956,590
Connecticut — 3.0%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	9,130	9,735,684
Series X-3, 4.85%, 7/01/37	9,270	9,742,307
		19,477,991
Georgia — 1.0%
Private Colleges & Universities Authority, Refunding RB, Emory University, Series C, 5.00%, 9/01/38	6,398	6,722,211
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth College, 5.25%, 6/01/39	4,048	4,476,546
New York — 3.2%
New York City Municipal Water & Sewer Finance Authority, RB, Series FF-2, 5.50%, 6/15/40	3,194	3,519,397
New York State Dormitory Authority, ERB, Series F, 5.00%, 3/15/35	16,723	17,308,541
		20,827,938
North Carolina — 3.6%
North Carolina Capital Facilities Finance Agency, Refunding RB:
Duke University Project, Series A, 5.00%, 10/01/41	18,897	19,741,381
Wake Forest University, 5.00%, 1/01/38	3,120	3,298,620
		23,040,001
Ohio — 4.5%
State of Ohio, Refunding RB, Cleveland Clinic Health, Series A, 5.50%, 1/01/39	27,900	29,036,088
South Carolina — 2.8%
Charleston Educational Excellence Finance Corp., RB, Charleston County School (AGC):
5.25%, 12/01/28	7,795	8,263,947
5.25%, 12/01/29	6,920	7,306,689
5.25%, 12/01/30	2,510	2,643,457
		18,214,093
Tennessee — 1.8%
Shelby County Health Educational & Housing Facilities Board, Refunding RB, St. Jude’s Children’s Research Hospital, 5.00%, 7/01/31	11,240	11,660,264

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Virginia — 3.8%
Fairfax County IDA Virginia, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	$6,266	$6,695,614
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	10,619	11,437,733
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	6,075	6,274,421
		24,407,768
Washington — 0.9%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	5,384	5,680,414
Wisconsin — 1.8%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health Inc., 5.25%, 4/01/39	11,458	11,590,168
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 36.6%		236,722,870
Total Long-Term Investments (Cost — $970,176,301) — 153.4%		991,644,641

Short-Term Securities
Michigan Finance Authority, RB, SAN, Detroit Schools, Series A-1, 6.45%, 2/20/12	6,640	6,640,000

	Shares
FFI Institutional Tax-Exempt Fund, 0.01% (f)(g)	23,365,055	23,365,055
Total Short-Term Securities (Cost — $30,005,055) — 4.6%		30,005,055
Total Investments (Cost — $1,000,181,356*) — 158.0%		1,021,649,696
Other Assets Less Liabilities — 0.1%		357,786
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (19.2)%		(124,166,520)
VRDP Shares, at Liquidation Value — (38.9)%		(251,400,000)
Net Assets Applicable to Common Shares– 100.0%		$646,440,962

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$874,630,951
Gross unrealized appreciation	$45,095,400
Gross unrealized depreciation	(22,196,649)
Net unrealized appreciation	$22,898,751

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)	Issuer filed for bankruptcy and/or is in default of interest payments.

(c)	Non-income producing security.

(d)	Variable rate security. Rate shown is as of report date.

(e)

Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

14	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (concluded)	BlackRock MuniYield Fund, Inc. (MYD)

(f)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2011	Net Activity	Shares Held at October 31, 2011	Income
FFI Institutional Tax-Exempt Fund	16,277,332	7,087,723	23,365,055	$1,876

(g)	Represents the current yield as of report date.

•	Financial futures contracts sold as of October 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
129	10-Year US Treasury Note	Chicago Board of Trade	December 2011	$16,649,063	$144,801

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

	•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of October 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$991,644,641	—	$991,644,641
Short-Term Securities	$23,365,055	6,640,000	—	30,005,055
Total	$23,365,055	$998,284,641	—	$1,021,649,696

[1]	See above Schedule of Investments for value in each state or political subdivision.

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$144,801	—	—	$144,801

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	15

Schedule of Investments October 31, 2011 (Unaudited)	BlackRock MuniYield Quality Fund, Inc. (MQY)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.2%
County of Jefferson Alabama, RB, Series A, 4.75%, 1/01/25	$3,000	$2,644,500
University of Alabama, RB, Series A (NPFGC), 5.00%, 7/01/34	7,125	7,281,394
		9,925,894
Alaska — 1.2%
Alaska Housing Finance Corp., RB, General Housing, Series B (NPFGC), 5.25%, 12/01/30	600	612,924
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC), 6.00%, 9/01/32	4,425	4,992,639
		5,605,563
Arizona — 0.7%
Arizona State Health Facilities Authority, RB, Catholic Healthcare West, Series B-2 (AGM), 5.00%, 3/01/41 (a)	550	543,290
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	1,850	1,979,593
5.25%, 10/01/28	800	864,440
		3,387,323
California — 17.7%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Subordinate Lien, Series A (AMBAC), 5.45%, 10/01/25 (b)	4,150	3,694,579
Anaheim Public Financing Authority California, RB, Electric System Distribution Facilities, Series A (AGM), 5.00%, 10/01/31	1,250	1,284,675
Cabrillo Community College District, GO, CAB, Election of 2004, Series B (NPFGC) (c):
5.18%, 8/01/37	3,250	637,780
4.87%, 8/01/38	7,405	1,361,631
California Health Facilities Financing Authority, Refunding RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	775	807,077
Sutter Health, Series B, 5.88%, 8/15/31	1,500	1,619,970
California State University, RB, Systemwide, Series A (NPFGC), 5.00%, 11/01/35	2,130	2,154,218
Carlsbad Unified School District, GO, Election of 2006, Series B, 6.00%, 5/01/34 (b)	5,000	3,384,650
Chino Valley Unified School District, GO, Election of 2002, Series C (NPFGC), 5.25%, 8/01/30	1,200	1,250,400
City of San Jose California, RB, Series A-1, AMT, 5.75%, 3/01/34	1,150	1,200,531
City of San Jose California, Refunding RB, Series A, AMT (AMBAC), 5.50%, 3/01/32	5,100	5,165,331
Coast Community College District California, GO, Refunding, CAB, Election of 2002, Series C (AGM), 5.00%, 8/01/31 (b)	2,800	2,583,840
El Monte Union High School District California, GO, Election of 2002, Series C (AGM), 5.25%, 6/01/28	6,110	6,518,148
Grossmont-Cuyamaca Community College District California, GO, Refunding, CAB, Election of 2002, Series C (AGC), 5.80%, 8/01/30 (c)	10,030	3,289,539
Hartnell Community College District California, GO, CAB, Election of 2002, Series D, 6.38%, 8/01/34 (b)	4,125	2,332,027

Municipal Bonds	Par (000)	Value
California (concluded)
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	$770	$807,946
Metropolitan Water District of Southern California, RB, Series B-1 (NPFGC):
5.00%, 10/01/29	3,465	3,577,370
5.00%, 10/01/36	2,035	2,090,678
Mount Diablo Unified School District California, GO, Election of 2002 (NPFGC), 5.00%, 7/01/27	1,750	1,772,208
Orange County Sanitation District, COP, Series B (AGM):
5.00%, 2/01/30	3,500	3,699,710
5.00%, 2/01/31	1,200	1,263,792
Poway Redevelopment Agency California, Tax Allocation Bonds, Refunding, Paguay Redevelopment Project (AMBAC), 5.13%, 6/15/33	2,000	1,802,840
Poway Unified School District, GO, CAB, School Facilities Improvement, Election of 2007-1, 6.26%, 8/01/36 (c)	5,000	1,090,050
Sacramento Unified School District California, GO, Election of 2002 (NPFGC), 5.00%, 7/01/30	1,450	1,489,948
San Bernardino Community College District California, GO, CAB, Election of 2008, Series B, 6.38%, 8/01/34 (b)	10,000	6,743,500
San Diego County Water Authority, COP, Refunding, Series 2008-A (AGM), 5.00%, 5/01/38	3,000	3,119,700
San Diego County Water Authority, SAN, Series A (NPFGC), 5.00%, 5/01/32	3,150	3,190,383
San Diego Unified School District California, GO, CAB, Election of 2008, Series C, 6.84%, 7/01/38 (c)	2,200	438,570
San Joaquin County Transportation Authority, RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	900	1,027,701
San Jose Unified School District Santa Clara County California, GO, Election of 2002, Series B (NPFGC), 5.00%, 8/01/29	2,825	2,913,366
San Marcos Unified School District, GO, Election of 2010, Series A:
5.00%, 8/01/34	900	936,585
5.00%, 8/01/38	760	787,846
State of California, GO:
5.13%, 6/01/27	30	30,039
5.50%, 4/01/28	5	5,251
Ventura County Community College District, GO, Election of 2002, Series B (NPFGC), 5.00%, 8/01/30	3,150	3,271,842
Yosemite Community College District, GO, CAB, Election of 2004, Series D, 6.55%, 8/01/36 (c)	15,000	3,270,150
		80,613,871
Colorado — 1.5%
Colorado Health Facilities Authority, RB, Covenant Retirement Communities, Series A (Radian):
5.50%, 12/01/27	1,600	1,500,848
5.50%, 12/01/33	900	833,877
E-470 Public Highway Authority Colorado, Refunding RB, CAB, Series B (NPFGC), 5.61%, 9/01/29 (c)	9,000	2,670,570
Regional Transportation District, COP, Series A, 5.38%, 6/01/31	1,885	1,998,534
		7,003,829

See Notes to Financial Statements.

16	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Connecticut — 0.2%
Connecticut State Health & Educational Facilities Authority, RB, Hartford Healthcare, Series A, 5.00%, 7/01/32	$900	$904,734
Florida — 12.4%
County of Duval Florida, COP, Master Lease Program (AGM), 5.00%, 7/01/33	7,050	7,210,035
County of Lee Florida, Refunding ARB, Series A, AMT:
5.63%, 10/01/26	1,280	1,331,174
5.38%, 10/01/32	1,700	1,690,412
County of Miami-Dade Florida, GO, Building Better Communities Program, Series B, 6.38%, 7/01/28	3,300	3,701,544
County of Miami-Dade Florida, RB:
Series A, 5.50%, 10/01/36	6,490	6,759,984
Water & Sewer System (AGM), 5.00%, 10/01/39	4,000	4,157,320
County of Miami-Dade Florida, Refunding RB, Miami International Airport, AMT (AGC), 5.00%, 10/01/40	8,200	7,861,094
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT:
5.13%, 6/01/27	1,395	1,475,575
5.38%, 10/01/29	1,900	2,009,915
Florida State Department of Environmental Protection, RB, Series B (NPFGC), 5.00%, 7/01/27	2,545	2,687,927
Highlands County Health Facilities Authority, RB, Adventist Health System/Sunbelt, Series B, 6.00%, 11/15/37	1,250	1,349,900
Hillsborough County Aviation Authority Florida, RB, Series A, AMT (AGC), 5.38%, 10/01/33	2,700	2,764,800
Orange County School Board, COP, Series A:
(AGC), 5.50%, 8/01/34	3,550	3,763,178
(NPFGC), 5.00%, 8/01/31	5,000	5,075,600
Sarasota County Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	375	381,859
South Florida Water Management District, COP:
(AGC), 5.00%, 10/01/22	2,700	2,878,011
(AMBAC), 5.00%, 10/01/36	1,500	1,528,065
		56,626,393
Georgia — 1.0%
Burke County Development Authority, RB, Oglethorpe Power, Vogtle Project, Series C, 5.70%, 1/01/43	3,150	3,260,817
Gwinnett County Hospital Authority, Refunding RB, Gwinnett Hospital System, Series D (AGM), 5.50%, 7/01/41	1,125	1,172,734
		4,433,551
Illinois — 20.3%
City of Chicago Illinois, ARB, General, Third Lien, Series B-2, AMT:
(AGM), 5.75%, 1/01/23	3,400	3,562,452
(AGM), 5.75%, 1/01/24	4,000	4,172,400
(Syncora), 6.00%, 1/01/29	3,300	3,426,423
City of Chicago Illinois, Board of Education, GO, Series A, 5.50%, 12/01/39 (a)	3,180	3,369,210
City of Chicago Illinois, Board of Education, GO, Refunding, Chicago School Reform Board, Series A (NPFGC), 5.50%, 12/01/26	2,000	2,146,940

Municipal Bonds	Par (000)	Value
Illinois (concluded)
City of Chicago Illinois, GO, CAB, City Colleges (NPFGC), 5.90%, 1/01/31 (c)	$13,000	$4,163,120
City of Chicago Illinois, Park District, GO, Harbor Facilities, Series C, 5.25%, 1/01/40	750	787,222
City of Chicago Illinois, RB, Series A:
(AGC), 5.00%, 1/01/38	4,000	4,071,920
General, Third Lien, 5.75%, 1/01/39	5,500	6,002,755
Waterworks Revenue, Second Lien (AMBAC), 5.00%, 11/01/36	1,500	1,507,245
City of Chicago Illinois, Refunding ARB, General, Third Lien, Series A-2, AMT (AGM), 5.75%, 1/01/21	2,665	2,810,029
City of Chicago Illinois, Refunding GARB, Third Lien, Series A, AMT (NPFGC):
5.75%, 1/01/21	5,500	5,531,955
5.38%, 1/01/32	5,000	5,000,100
City of Chicago Illinois, Transit Authority, Sales Tax Receipts, RB, 5.25%, 12/01/36 (a)	840	868,543
County of Cook Illinois, GO, Capital Improvement, Series C (AMBAC), 5.50%, 11/15/26 (d)	5,080	5,351,628
Illinois Finance Authority, RB, Carle Foundation, Series A, 5.75%, 8/15/34	850	856,239
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC), 5.50%, 6/15/30	26,525	27,920,215
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Expansion Project, Series A (NPFGC), 5.82%, 6/15/30 (c)	15,000	5,153,700
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM) (c):
5.83%, 6/15/27	1,750	740,688
6.25%, 6/15/44	4,625	639,083
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	900	935,838
Regional Transportation Authority, RB, Series B (NPFGC), 5.75%, 6/01/33	3,200	3,680,928
		92,698,633
Indiana — 1.9%
Indiana Finance Authority Wastewater Utility, RB, First Lien, CWA Authority, Series A, 5.25%, 10/01/38	1,400	1,493,590
Indiana Municipal Power Agency, RB:
Series A (NPFGC), 5.00%, 1/01/37	2,750	2,816,412
Series B, 5.75%, 1/01/34	550	564,916
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A:
5.75%, 1/01/38	1,300	1,408,446
(AGC), 5.25%, 1/01/29	2,350	2,523,759
		8,807,123
Iowa — 1.8%
Iowa Finance Authority, RB, Series A (AGC), 5.63%, 8/15/37	7,700	8,087,772
Louisiana — 0.9%
Jefferson Parish Hospital Service District No. 1, Refunding RB, Jefferson Medical Center, Series A, 6.00%, 1/01/39	1,900	1,989,794
Louisiana Public Facilities Authority, Refunding RB, Christus Health, Series B (AGC), 6.50%, 7/01/30	1,800	2,018,304
		4,008,098

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	17

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Massachusetts — 2.3%
Massachusetts HFA, RB, Rental Mortgage, Series C, AMT (AGM), 5.60%, 1/01/45	$4,000	$4,009,240
Massachusetts HFA, Refunding RB, Series C, AMT:
5.00%, 12/01/30	3,000	2,956,350
5.35%, 12/01/42	1,525	1,536,407
Massachusetts Water Resources Authority, Refunding RB, General, Series A (NPFGC), 5.00%, 8/01/34	1,800	1,892,484
		10,394,481
Michigan — 11.8%
City of Detroit Michigan, RB, System, Second Lien, Series B (NPFGC), 5.00%, 7/01/36	3,150	3,114,562
City of Detroit Michigan, Refunding RB:
Second Lien, Series E (BHAC), 5.75%, 7/01/31	8,300	8,896,189
Series D (NPFGC), 5.00%, 7/01/28	6,000	5,952,720
Series D (NPFGC), 5.00%, 7/01/33	1,000	1,000,340
Kalamazoo Hospital Finance Authority, RB, Bronson Methodist Hospital (AGM), 5.25%, 5/15/36	575	588,087
Lansing Board of Water & Light Utilities, RB, Series A, 5.50%, 7/01/41	2,500	2,751,700
Michigan Higher Education Student Loan Authority, Refunding RB, Student Loan, Series XVII-G, AMT (AMBAC), 5.20%, 9/01/20	2,140	2,153,311
Michigan State Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/36	1,200	1,290,468
Series I-A, 5.38%, 10/15/41	1,000	1,070,400
Series II-A (AGM), 5.25%, 10/15/36	4,270	4,549,301
Michigan State Finance Authority, Refunding RB, Trinity Health, 5.00%, 12/01/39	5,700	5,665,686
Michigan State HDA, RB, Series C, AMT, 5.50%, 12/01/28	1,455	1,481,816
Michigan Strategic Fund, Refunding RB, Detroit Edison Co. Project, AMT (Syncora):
Series A, 5.50%, 6/01/30	1,700	1,703,213
Series C, 5.45%, 12/15/32	5,800	5,801,450
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	3,510	4,163,070
State of Michigan, RB, GAB (AGM), 5.25%, 9/15/26	3,350	3,599,709
		53,782,022
Minnesota — 0.7%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	2,700	3,027,834
Nevada — 3.8%
City of Carson City Nevada, RB, Carson-Tahoe Hospital Project, Series A (Radian), 5.50%, 9/01/33	3,900	3,664,050
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	1,150	1,282,250
County of Clark Nevada, RB, Subordinate Lien, Series A-2 (NPFGC):
5.00%, 7/01/30	2,000	2,020,740
5.00%, 7/01/36	10,350	10,421,104
		17,388,144

Municipal Bonds	Par (000)	Value
New Jersey — 6.2%
New Jersey EDA, RB:
Cigarette Tax (Radian), 5.50%, 6/15/31	$1,285	$1,193,225
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/31	14,975	15,727,793
School Facilities Construction, Series O, 5.13%, 3/01/30	5,000	5,175,550
New Jersey Higher Education Student Assistance Authority, RB, Series 1, AMT:
5.50%, 12/01/25	800	821,768
5.75%, 12/01/27	375	387,735
5.75%, 12/01/28	400	412,640
5.88%, 12/01/33	1,980	2,058,527
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A (NPFGC), 5.75%, 6/15/25	2,000	2,312,220
		28,089,458
New York — 0.7%
Hudson New York Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	1,000	1,058,910
New York State Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	2,000	2,260,960
		3,319,870
North Carolina — 0.5%
North Carolina Medical Care Commission, RB, Novant Health Obligation, Series A, 4.75%, 11/01/43	2,300	2,112,688
Ohio — 0.5%
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	725	825,355
Ohio Higher Educational Facility Commission, Refunding RB, Summa Health System, 2010 Project (AGC), 5.25%, 11/15/40	1,400	1,413,496
		2,238,851
Pennsylvania — 2.1%
Pennsylvania HFA, Refunding RB, S/F, Series 99A, AMT, 5.25%, 10/01/32	2,000	2,024,940
Pennsylvania Turnpike Commission, RB, Subordinate, Special Motor License Fund:
6.00%, 12/01/36	775	893,962
5.50%, 12/01/41	6,000	6,569,520
		9,488,422
Puerto Rico — 3.9%
Puerto Rico Sales Tax Financing Corp., RB:
First Sub-Series A, 6.38%, 8/01/39	4,700	5,209,198
First Sub-Series A, 6.00%, 8/01/42	5,000	5,390,800
First Sub-Series C, 5.50%, 8/01/40	1,630	1,683,545
Puerto Rico Sales Tax Financing Corp., Refunding RB:
CAB, Series A (NPFGC), 5.72%, 8/01/41 (c)	28,000	4,359,880
First Sub-Series C, 6.00%, 8/01/39	1,050	1,140,636
		17,784,059
South Carolina — 0.6%
South Carolina Jobs-EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 8/01/39	320	350,189
South Carolina Transportation Infrastructure Bank, RB, Series A, 5.25%, 10/01/40	2,500	2,630,425
		2,980,614

See Notes to Financial Statements.

18	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Tennessee — 0.3%
Memphis Center City Revenue Finance Corp., RB, Subordinate, Pyramid & Pinch District, Series B (AGM), 5.25%, 11/01/30	$1,520	$1,614,772
Texas — 10.6%
Bell County Health Facility Development Corp. Texas, RB, Lutheran General Health Care System, 6.50%, 7/01/19 (e)	1,000	1,250,290
City of Houston Texas, Refunding RB, Combined, First Lien, Series A (AGC), 6.00%, 11/15/35	2,850	3,253,617
Comal ISD, GO, School Building (PSF-GTD), 5.00%, 2/01/36	2,500	2,613,575
Dallas-Fort Worth International Airport Facilities Improvement Corp., Refunding RB, Joint Series A, AMT (NPFGC):
5.88%, 11/01/17	1,125	1,129,095
5.88%, 11/01/18	1,315	1,319,787
5.88%, 11/01/19	1,465	1,468,706
Lone Star College System, GO, 5.00%, 8/15/33	4,800	5,192,304
Mansfield ISD Texas, GO, School Building (PSF-GTD), 5.00%, 2/15/33	2,300	2,453,686
North Texas Tollway Authority, Refunding RB, First Tier:
Series A, 6.00%, 1/01/28	3,380	3,744,127
System (NPFGC), 5.75%, 1/01/40	12,300	12,816,477
Texas State Turnpike Authority, RB, First Tier, Series A (AMBAC):
5.75%, 8/15/38	7,200	7,226,784
5.00%, 8/15/42	6,045	5,761,913
		48,230,361
Utah — 3.7%
City of Salt Lake City Utah, Refunding RB, IHC Hospitals Inc. (NPFGC), 6.30%, 2/15/15 (e)	15,000	16,789,650
Vermont — 0.0%
Vermont HFA, Refunding RB, Multiple Purpose, Series C, AMT (AGM), 5.50%, 11/01/38 (f)	70	71,970
Washington — 1.0%
Central Puget Sound Regional Transit Authority, RB, Series A, 5.00%, 11/01/36	2,000	2,101,400
Washington Health Care Facilities Authority, RB, Providence Health & Services, Series A:
5.00%, 10/01/39	1,525	1,532,213
5.25%, 10/01/39	850	871,463
		4,505,076
Wisconsin — 0.9%
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, 5.00%, 11/15/33	1,850	1,911,790
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, 5.25%, 4/01/39	2,000	2,023,160
		3,934,950
Total Municipal Bonds — 111.4%		507,856,006

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
Arizona — 2.4%
Phoenix Civic Improvement Corp., RB, Subordinate, Civic Plaza Expansion Project, Series A, 5.00%, 7/01/37	$8,000	$8,125,200
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/38	2,750	2,883,513
		11,008,713
California — 6.0%
California State University, Refunding RB, Systemwide, Series A (AGM), 5.00%, 11/01/32	7,000	7,296,940
Los Angeles Community College District California, GO, Series A:
Election of 2001 (AGM), 5.00%, 8/01/32	6,120	6,421,594
Election of 2008, 6.00%, 8/01/33	2,639	3,008,099
Orange County Sanitation District, COP (NPFGC), 5.00%, 2/01/33	2,749	2,795,694
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	509	554,013
San Diego County Water Authority, COP, Refunding, Series 2008-A (AGM), 5.00%, 5/01/33	5,170	5,421,107
Tamalpais Union High School District California, GO, Election of 2001 (AGM), 5.00%, 8/01/28	1,950	2,031,978
		27,529,425
Colorado — 0.3%
Colorado Health Facilities Authority, Refunding RB, Catholic Health, Series A, 5.50%, 7/01/34	1,220	1,277,809
District of Columbia — 0.3%
District of Columbia, RB, Series A, 5.50%, 12/01/30	1,320	1,495,494
Florida — 11.5%
City of Tallahassee Florida, Energy System, RB (NPFGC):
5.00%, 10/01/32	2,700	2,786,319
5.00%, 10/01/37	6,000	6,210,780
County of Miami-Dade Florida, RB, Water & Sewer System (AGM), 5.00%, 10/01/39	8,728	9,071,404
County of Seminole Florida, Refunding RB, Series B (NPFGC), 5.25%, 10/01/31	6,300	6,943,293
Florida State Board of Education, GO, Series D, 5.00%, 6/01/37	2,399	2,532,300
Highlands County Health Facilities Authority, RB, Adventist, Series C, 5.25%, 11/15/36	5,990	6,079,790
Jacksonville Electric Authority Florida, RB, Sub-Series A, 5.63%, 10/01/32	4,310	4,662,213
Miami-Dade County School Board, COP, Refunding, Series B (AGC), 5.25%, 5/01/27	11,350	11,899,454
Orange County School Board, COP, Series A (NPFGC), 5.00%, 8/01/30	2,000	2,032,800
		52,218,353
Georgia — 2.3%
Augusta-Richmond County Georgia, Water & Sewer, RB (AGM), 5.25%, 10/01/34	5,000	5,296,100
City of Atlanta Georgia, RB, General, Subordinate Lien, Series C (AGM), 5.00%, 1/01/33	5,000	5,095,850
		10,391,950
Hawaii — 1.3%
Honolulu City & County Board of Water Supply, RB, Series A (NPFGC), 5.00%, 7/01/33	6,000	6,139,320

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	19

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
Illinois — 5.2%
City of Chicago Illinois, Refunding RB, Second Lien (AGM), 5.25%, 11/01/33	$14,429	$15,054,858
Illinois State Toll Highway Authority, RB, Series B, 5.50%, 1/01/33	2,000	2,109,493
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	6,198	6,486,837
		23,651,188
Massachusetts — 3.9%
Massachusetts School Building Authority, RB, Series A (AGM), 5.00%, 8/15/30	16,500	17,602,271
Nevada — 1.8%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/39	5,007	5,552,763
Clark County Water Reclamation District, GO, Series B, 5.75%, 7/01/34	2,429	2,726,141
		8,278,904
New York — 6.8%
Erie County Industrial Development Agency, RB, City School District of Buffalo Project, Series A (AGM), 5.75%, 5/01/28	2,007	2,200,390
New York City Municipal Water & Sewer Finance Authority, RB, Fiscal 2009, Series A, 5.75%, 6/15/40	3,509	3,954,502
New York State Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	1,545	1,746,592
New York State Thruway Authority, RB, Series G (AGM), 5.00%, 1/01/32	10,000	10,427,500
Port Authority of New York & New Jersey, RB, Series 169, 5.00%, 10/15/34	10,830	11,137,789
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34	1,500	1,643,865
		31,110,638
North Carolina — 0.5%
North Carolina HFA, RB, Series 31-A, AMT, 5.25%, 7/01/38	2,369	2,374,600
Ohio — 0.2%
State of Ohio, RB, Cleveland Clinic Health, Series B, 5.50%, 1/01/34	780	818,025
South Carolina — 1.1%
South Carolina State Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 1/01/38	4,695	5,105,390
Texas — 3.0%
Clear Creek ISD Texas, GO, Refunding, School Building (PSF-GTD), 5.00%, 2/15/33	5,900	6,491,357
Cypress-Fairbanks ISD, GO, Refunding, Schoolhouse (PSF-GTD), 5.00%, 2/15/32	4,750	5,095,800
North East ISD Texas, GO, School Building, Series A (PSF-GTD), 5.00%, 8/01/37	2,000	2,117,500
		13,704,657

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
Virginia — 0.1%
Fairfax County IDA Virginia, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	$450	$480,546
Washington — 0.6%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	2,504	2,642,421
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 47.3%		215,829,704
Total Long-Term Investments (Cost — $700,971,731) — 158.7%		723,685,710

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.01% (h)(i)	18,133,131	18,133,131
Total Short-Term Securities (Cost — $18,133,131) — 4.0%		18,133,131
Total Investments (Cost — $719,104,862*) — 162.7%		741,818,841
Liabilities in Excess of Other Assets — (0.5)%		(2,196,724)
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (23.5)%		(106,945,194)
VRDP Shares, at Liquidation Value — (38.7)%		(176,600,000)
Net Assets Applicable to Common Shares — 100.0%		$456,076,923

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$612,340,979
Gross unrealized appreciation	$27,813,750
Gross unrealized depreciation	(5,226,312)
Net unrealized appreciation	$22,587,438

(a)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
JPMorgan Securities	$543,290	$9,790
Pershing LLC	$3,369,210	$77,401
Wells Fargo Bank	$868,543	$3,402

(b)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(d)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(e)	Security is collateralized by Municipal or US Treasury obligations.

(f)	Variable rate security. Rate shown is as of report date.

(g)

Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (concluded)	BlackRock MuniYield Quality Fund, Inc. (MQY)

(h)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2011	Net Activity	Shares Held at October 31, 2011	Income
FFI Institutional Tax-Exempt Fund	4,098,484	14,034,647	18,133,131	$1,260

(i)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

• Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of October 31, 2011 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$723,685,710	—	$723,685,710
Short-Term Securities	$18,133,131	—	—	18,133,131
Total	$18,133,131	$723,685,710	—	$741,818,841

[1]	See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	21

Schedule of Investments October 31, 2011 (Unaudited)	BlackRock MuniYield Quality Fund II, Inc. (MQT)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.8%
Birmingham Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/39	$650	$712,290
County of Jefferson Alabama, RB, Series A, 4.75%, 1/01/25	2,000	1,763,000
		2,475,290
Arizona — 0.8%
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	1,300	1,391,065
5.00%, 10/01/29	925	961,103
		2,352,168
California — 16.5%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Subordinate Lien, Series A (AMBAC), 5.45%, 10/01/25 (a)	7,150	6,365,359
Anaheim Public Financing Authority California, RB, Electric System Distribution Facilities, Series A (AGM), 5.00%, 10/01/31	750	770,805
Cabrillo Community College District, GO, CAB, Election of 2004, Series B (NPFGC) (b):
5.18%, 8/01/37	2,100	412,104
4.87%, 8/01/38	4,800	882,624
California Health Facilities Financing Authority, Refunding RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	500	520,695
Sutter Health, Series B, 5.88%, 8/15/31	1,000	1,079,980
California State University, RB, SystemWide, Series A:
5.25%, 11/01/38	3,000	3,130,260
5.50%, 11/01/39	1,000	1,059,150
City of San Jose California, RB, Series A-1, AMT, 5.75%, 3/01/34	700	730,758
Coast Community College District California, GO, Refunding, CAB, Election of 2002, Series C (AGM), 5.00%, 8/01/13 (a)	1,800	1,661,040
East Side Union High School District, GO, CAB (AGM), 4.92%, 8/01/29 (b)	15,000	4,972,650
El Monte Union High School District California, GO, Election of 2002, Series C (AGM), 5.25%, 6/01/28	4,000	4,267,200
Fairfield-Suisun Unified School District California, GO, Election of 2002 (NPFGC), 5.50%, 8/01/28	2,770	2,944,565
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	2,200	2,308,416
Metropolitan Water District of Southern California, RB, Series B-1 (NPFGC):
5.00%, 10/01/29	2,255	2,328,130
5.00%, 10/01/36	1,340	1,376,662
Monterey Peninsula Community College District, GO, CAB, Series C (AGM), 5.08%, 8/01/28 (b)	11,975	4,531,220
Poway Redevelopment Agency California, Tax Allocation Bonds, Refunding, Paguay Redevelopment Project (AMBAC), 5.13%, 6/15/33	1,250	1,126,775
Sacramento Unified School District California, GO, Election of 2002 (NPFGC), 5.00%, 7/01/30	925	950,484
San Diego County Water Authority, COP, Refunding, Series 2008-A (AGM), 5.00%, 5/01/38	2,015	2,095,398
San Diego Unified School District California, GO, CAB, Election of 2008, Series C, 6.84%, 7/01/38 (b)	1,400	279,090

Municipal Bonds	Par (000)	Value
California (concluded)
San Joaquin County Transportation Authority, RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	$575	$656,587
San Marcos Unified School District, GO, Election of 2010, Series A:
5.00%, 8/01/34	600	624,390
5.00%, 8/01/38	490	507,954
State of California, GO, 5.13%, 6/01/27	20	20,026
Ventura County Community College District, GO, Election of 2002, Series B (NPFGC), 5.00%, 8/01/30	2,025	2,103,327
Yosemite Community College District, GO, CAB, Election of 2004, Series D, 6.55%, 8/01/36 (b)	2,000	436,020
		48,141,669
Colorado — 1.1%
Colorado Health Facilities Authority, RB, Covenant Retirement Communities, Series A (Radian):
5.50%, 12/01/27	200	187,606
5.50%, 12/01/33	675	625,408
E-470 Public Highway Authority Colorado, Refunding RB, CAB, Series B (NPFGC), 5.63%, 9/01/32 (b)	5,500	1,288,210
Regional Transportation District, COP, Series A, 5.38%, 6/01/31	1,000	1,060,230
		3,161,454
Connecticut — 0.2%
Connecticut State Health & Educational Facility Authority, RB, Hartford Healthcare, Series A, 5.00%, 7/01/32	580	583,051
Florida — 19.5%
Broward County School Board Florida, COP, Series A (AGM), 5.25%, 7/01/33	1,400	1,445,150
County of Duval Florida, COP, Master Lease Program (AGM), 5.00%, 7/01/33	8,600	8,795,220
County of Miami-Dade, RB:
Jackson Health System (AGC), 5.63%, 6/01/34	1,000	1,036,440
Water & Sewer System (AGM), 5.00%, 10/01/39	6,900	7,171,377
County of Miami-Dade, Refunding RB, Miami International Airport, AMT (AGC), 5.00%, 10/01/40	12,550	12,031,308
County of Miami-Dade Expressway Authority, RB, Series A (AGC), 5.00%, 7/01/35	2,300	2,381,627
County of Miami-Dade School Board, COP, RB, Series B (AGC), 5.25%, 5/01/31	725	760,344
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT, 5.38%, 10/01/29	2,400	2,538,840
Highlands County Health Facilities Authority, RB, Adventist Health System/Sunbelt, Series B, 6.00%, 11/15/37	550	593,956
Hillsborough County Aviation Authority Florida, RB, Series A, AMT (AGC), 5.38%, 10/01/33	3,250	3,328,000
Lee County, Refunding RB, Series A, AMT:
5.63%, 10/01/26	825	857,983
5.38%, 10/01/32	1,100	1,093,796
Orange County School Board, COP, Series A:
(AGC), 5.50%, 8/01/34	3,400	3,604,170
(NPFGC), 5.00%, 8/01/31	9,000	9,136,080

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc (MQT)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida (concluded)
Sarasota County Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	$250	$254,573
South Florida Water Management District, COP (AGC), 5.00%, 10/01/22	1,800	1,918,674
		56,947,538
Georgia — 0.6%
Burke County Development Authority, RB, Oglethorpe Power-Vogtle Project, Series C, 5.70%, 1/01/43	1,000	1,035,180
Gwinnett County Hospital Authority, Refunding RB, Gwinnett Hospital System, Series D (AGM), 5.50%, 7/01/41	730	760,974
		1,796,154
Illinois — 20.3%
City of Chicago Illinois, ARB, General, Third Lien, Series B-2, AMT:
(AGM), 5.75%, 1/01/23	5,200	5,448,456
(Syncora), 6.00%, 1/01/29	2,200	2,284,282
City of Chicago Illinois, Board of Education, GO, Refunding, Chicago School Reform Board, Series A (NPFGC), 5.50%, 12/01/26	2,500	2,683,675
City of Chicago Illinois, Board of Education, GO, Series A, 5.50%, 12/01/39 (c)	2,050	2,171,975
City of Chicago Illinois, GO, CAB, City Colleges (NPFGC), 5.90%, 1/01/31 (b)	8,370	2,680,409
City of Chicago Illinois, Park District, GO, Harbor Facilities, Series C:
5.25%, 1/01/37	4,000	4,210,760
5.25%, 1/01/40	500	524,815
City of Chicago Illinois, RB:
Series A, (AGC), 5.00%, 1/01/38	4,000	4,071,920
O’Hare International Airport, Third Lien, Series A, 5.75%, 1/01/39	2,000	2,182,820
City of Chicago Illinois, Refunding RB, ARB, O’Hare International Airport, General, Third Lien, Series C-2, AMT (AGM), 5.25%, 1/01/30	2,000	2,002,680
City of Chicago Illinois, Transit Authority Sales Tax Receipts, RB, 5.25%, 12/01/36 (c)	515	532,500
County of Cook Illinois, GO, Capital, Improvement, Series C (AMBAC), 5.50%, 11/15/12 (d)	2,460	2,591,536
Illinois Finance Authority, RB, Carle Foundation, Series A, 5.75%, 8/15/34	400	402,936
Illinois Finance Authority, Refunding RB, Central DuPage Health, Series B, 5.50%, 11/01/39	2,070	2,143,071
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC), 5.50%, 6/15/30	18,175	19,131,005
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Expansion Project, Series A (NPFGC), 6.01%, 12/15/36 (b)	10,000	2,226,300
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM) (b):
5.83%, 6/15/27	1,125	476,156
6.25%, 6/15/44	2,980	411,776
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	575	597,897
Regional Transportation Authority, RB, Series B (NPFGC), 5.75%, 6/01/33	2,000	2,300,580
		59,075,549

Municipal Bonds	Par (000)	Value
Indiana — 1.8%
Indiana Finance Authority Wastewater Utility, CWA Authority, First Lien, RB, Series A, 5.25%, 10/01/38	$1,000	$1,066,850
Indiana Municipal Power Agency, RB, Series B, 5.75%, 1/01/34	350	359,492
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A:
5.75%, 1/01/38	2,000	2,166,840
(AGC), 5.50%, 1/01/38	1,575	1,695,440
		5,288,622
Iowa — 1.8%
Iowa Finance Authority, RB, Series A (AGC), 5.63%, 8/15/37	4,925	5,173,023
Kentucky — 0.7%
Kentucky State Property & Buildings Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/29	2,000	2,131,240
Louisiana — 0.9%
Jefferson Parish Hospital Service District No. 1, Refunding RB, Jefferson Medical Center, Series A, 6.00%, 1/01/39	1,230	1,288,130
Louisiana Public Facilities Authority, Refunding RB, Christus Health, Series B (AGC), 6.50%, 7/01/30	1,150	1,289,472
		2,577,602
Massachusetts — 8.3%
Massachusetts HFA, RB, Rental Mortgage, Series F, AMT (AGM) 5.25%, 1/01/46	15,550	15,560,885
Massachusetts HFA, Refunding RB, Series C, AMT:
5.00%, 12/01/30	5,000	4,927,250
5.35%, 12/01/42	975	982,293
Massachusetts Water Resources Authority, Refunding RB, Series A (NPFGC), 5.00%, 8/01/34	2,700	2,838,726
		24,309,154
Michigan — 11.1%
City of Detroit Michigan, RB, Second Lien:
Series B (AGM), 6.25%, 7/01/36	350	392,451
Series B (AGM), 7.00%, 7/01/36	200	235,650
System, Series A (BHAC), 5.50%, 7/01/36	5,500	5,761,745
System, Series B (NPFGC), 5.00%, 7/01/36	2,000	1,977,500
City of Detroit Michigan, Refunding RB:
Second Lien, Series E (BHAC), 5.75%, 7/01/31	2,200	2,358,026
Series D (NPFGC), 5.00%, 7/01/28	4,000	3,968,480
Series D (NPFGC), 5.00%, 7/01/33	1,000	1,000,340
Kalamazoo Hospital Finance Authority, RB, Bronson Methodist Hospital (AGM), 5.25%, 5/15/36	375	383,535
Lansing Board of Water & Light Utilities, RB, Series A, 5.50%, 7/01/41	1,700	1,871,156
Michigan Higher Education Student Loan Authority, Refunding RB, Student Loan, Series XVII-G, AMT (AMBAC), 5.20%, 9/01/20	1,000	1,006,220
Michigan State Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/41	600	642,240
Series II-A, 5.38%, 10/15/36	1,000	1,075,390
Series II-A (AGM), 5.25%, 10/15/36	1,900	2,024,279
Michigan State Finance Authority, Refunding RB, Trinity Health, 5.00%, 12/01/39	3,700	3,677,726

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	23

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)		Value
Michigan (concluded)
Michigan State HDA, RB, Series C, AMT, 5.50%, 12/01/28	$900		$916,587
Michigan Strategic Fund, Refunding RB, Detroit Edison Co. Project, AMT (Syncora):
Series A, 5.50%, 6/01/30	1,000		1,001,890
Series C, 5.45%, 12/15/32	3,900		3,900,975
			32,194,190
Minnesota — 0.7%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	1,800		2,018,556
Dakota County Community Development Agency, RB, Mortgage-Backed Securities Program, Series B, AMT (Ginnie Mae), 5.15%, 12/01/38	—	(e)	4
			2,018,560
Nevada — 2.9%
City of Carson City Nevada, RB, Carson-Tahoe Hospital Project, Series A (Radian), 5.50%, 9/01/33	2,650		2,489,675
County of Clark Nevada, RB:
Las Vegas-McCarran International Airport, Series A (AGC), 5.25%, 7/01/39	1,700		1,772,063
Subordinate Lien, Series A-2 (NPFGC), 5.00%, 7/01/30	1,500		1,515,555
Subordinate Lien, Series A-2 (NPFGC), 5.00%, 7/01/36	2,700		2,718,549
			8,495,842
New Jersey — 4.6%
New Jersey EDA, RB:
Cigarette Tax (Radian), 5.50%, 6/15/31	85		78,929
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	8,200		8,490,854
New Jersey EDA, Refunding RB, School Facilities Construction, Series N-1 (AGM), 5.50%, 9/01/25	2,000		2,259,340
New Jersey Higher Education Student Assistance Authority, RB, Series 1, AMT:
5.50%, 12/01/25	500		513,605
5.50%, 12/01/26	350		356,493
5.75%, 12/01/28	200		206,320
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A (NPFGC), 5.75%, 6/15/25	1,400		1,618,554
			13,524,095
New York — 1.4%
Hudson New York Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	610		645,935
New York City Transitional Finance Authority, RB, Fiscal 2009, Series S-4, 5.50%, 1/15/33	3,035		3,270,091
			3,916,026
North Carolina — 0.6%
North Carolina Medical Care Commission, RB, Novant Health Obligation, Series A, 4.75%, 11/01/43	2,020		1,855,491

Municipal Bonds	Par (000)		Value
Ohio — 0.5%
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	$460		$523,673
Ohio Higher Educational Facility Commission, Refunding RB, Summa Health System, 2010 Project (AGC), 5.25%, 11/15/40	900		908,676
			1,432,349
Pennsylvania — 2.0%
Pennsylvania HFA, Refunding RB, Series 99A, AMT, 5.25%, 10/01/32	1,340		1,356,710
Pennsylvania Turnpike Commission, RB, Subordinate, Special Motor License Fund:
6.00%, 12/01/36	500		576,750
5.50%, 12/01/41	2,245		2,458,095
Philadelphia School District, GO, Series E, 6.00%, 9/01/38	1,300		1,412,736
			5,804,291
Puerto Rico — 3.2%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A:
5.75%, 8/01/37	620		649,927
6.38%, 8/01/39	3,000		3,325,020
5.50%, 8/01/42	350		360,728
6.00%, 8/01/42	2,500		2,695,400
Puerto Rico Sales Tax Financing Corp., Refunding RB:
CAB, Series A (NPFGC), 5.73%, 8/01/41 (b)	10,000		1,557,100
First Sub-Series C, 6.00%, 8/01/39	725		787,582
			9,375,757
South Carolina — 1.3%
South Carolina Jobs-EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 8/01/39	100		109,434
South Carolina Transportation Infrastructure Bank, RB, Series A, 5.25%, 10/01/40	3,420		3,598,421
			3,707,855
Tennessee — 0.4%
Memphis Center City Revenue Finance Corp., RB, Subordinate, Pyramid & Pinch District, Series B (AGM), 5.25%, 11/01/30	990		1,051,727
Texas — 8.3%
Dallas-Fort Worth International Airport Facilities Improvement Corp., RB, Series A, AMT (NPFGC), 5.50%, 11/01/33	5,000		5,028,150
Lone Star College System, GO, 5.00%, 8/15/33	3,000		3,245,190
Mansfield ISD Texas, GO, School Building (PSF-GTD), 5.00%, 2/15/33	1,065		1,136,163
North Texas Tollway Authority, RB, System, First Tier, Series K-1 (AGC), 5.75%, 1/01/38	3,400		3,664,146
North Texas Tollway Authority, Refunding RB, First Tier:
Series A, 6.00%, 1/01/28	2,415		2,675,168
System (NPFGC), 5.75%, 1/01/40	3,600		3,751,164
Texas State Turnpike Authority, RB, First Tier, Series A (AMBAC), 5.75%, 8/15/38	4,800		4,817,856
			24,317,837
Vermont — 0.7%
Vermont HFA, Refunding RB, Multiple Purpose, Series C, AMT (AGM), 5.50%, 11/01/38 (f)	1,935		1,989,451

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Washington — 1.8%
Central Puget Sound Regional Transit Authority, RB, Series A, 5.00%, 11/01/36	$1,400	$1,470,980
Washington Health Care Facilities Authority, RB, Providence Health & Services, Series A:
5.00%, 10/01/39	1,000	1,004,730
5.25%, 10/01/39	550	563,888
Washington Health Care Facilities Authority, Refunding RB, Providence Health, Series D (AGM), 5.25%, 10/01/33	2,000	2,086,980
		5,126,578
Wisconsin — 1.1%
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, 5.00%, 11/15/33	1,200	1,240,080
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, 5.25%, 4/01/39	2,000	2,023,160
		3,263,240
Total Municipal Bonds — 113.9%		332,085,803

Municipal Bonds Transferred to Tender Option Bond Trusts (g)
Arizona — 1.0%
Phoenix Civic Improvement Corp., RB, Junior Lien, Series A, 5.00%, 7/01/34	1,000	1,070,180
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/38	1,750	1,834,962
		2,905,142
California — 4.7%
Los Angeles Community College District California, GO, Series A:
Election of 2001 (AGM), 5.00%, 8/01/32	4,330	4,543,382
Election of 2008, 6.00%, 8/01/33	1,699	1,937,034
Orange County Sanitation District, COP (NPFGC), 5.00%, 2/01/33	2,299	2,338,217
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	359	391,068
San Diego County Water Authority, COP, Refunding, Series 2008-A (AGM), 5.00%, 5/01/33	3,030	3,177,167
Tamalpais Union High School District California, GO, Election of 2001 (AGM), 5.00%, 8/01/28	1,320	1,375,493
		13,762,361
Colorado — 0.3%
Colorado Health Facilities Authority, Refunding RB, Catholic Health, Series A, 5.50%, 7/01/34	780	816,960
District of Columbia — 1.0%
District of Columbia, RB, Series A, 5.50%, 12/01/30	855	968,672
District of Columbia Water & Sewer Authority, RB, Series A, 6.00%, 10/01/35	1,580	1,863,205
		2,831,877

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
Florida — 5.6%
City of Tallahassee Florida, Energy System, RB (NPFGC), 5.00%, 10/01/37	$4,000	$4,140,520
County of Seminole Florida, Refunding RB, Series B (NPFGC), 5.25%, 10/01/31	4,200	4,628,862
Florida State Board of Education, GO, Series D, 5.00%, 6/01/37	1,189	1,255,599
Highlands County Health Facilities Authority, RB, Adventist, Series C, 5.25%, 11/15/36	4,000	4,059,960
Miami-Dade County Expressway Authority, RB, Series A (AGC), 5.00%, 7/01/35	2,100	2,174,529
		16,259,470
Georgia — 7.0%
City of Atlanta Georgia, RB, General (AGM):
Series B, 5.25%, 1/01/33	4,999	5,173,880
Subordinate Lien, Series C, 5.00%, 1/01/33	15,000	15,287,550
		20,461,430
Hawaii — 1.8%
Honolulu City & County Board of Water Supply, RB, Series A (NPFG), 5.00%, 7/01/33	5,000	5,116,100
Illinois — 8.1%
City of Chicago Illinois, Refunding RB, Second Lien (AGM), 5.25%, 11/01/33	2,549	2,659,827
Illinois State Toll Highway Authority, RB, Series B, 5.50%, 1/01/33	3,499	3,691,613
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A (NPFGC), 5.00%, 12/15/28	3,500	3,522,540
Regional Transportation Authority, RB (NPFGC), 6.50%, 7/01/26	10,000	12,525,160
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	1,130	1,182,278
		23,581,418
Louisiana — 1.6%
State of Louisiana Gas & Fuels, RB, Series A (AGM), 5.00%, 5/01/36	4,600	4,745,682
Massachusetts — 2.6%
Massachusetts School Building Authority, RB, Series A (AGM), 5.00%, 8/15/30	7,195	7,675,561
Nevada — 1.9%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/39	3,298	3,657,509
Clark County Water Reclamation District, GO, Series B, 5.75%, 7/01/34	1,574	1,766,943
		5,424,452
New York — 1.2%
New York City Municipal Water & Sewer Finance Authority, RB, Fiscal 2009, Series A, 5.75%, 6/15/40	1,050	1,182,971
New York State Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	1,005	1,136,132
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34	1,200	1,315,092
		3,634,195
Ohio — 0.2%
State of Ohio, RB, Cleveland Clinic Health, Series B, 5.50%, 1/01/34	500	524,375

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	25

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
South Carolina — 2.6%
Charleston Educational Excellence Finance Corp., RB, Charleston County School (AGC):
5.25%, 12/01/28	$2,725	$2,888,936
5.25%, 12/01/29	2,425	2,560,509
5.25%, 12/01/30	880	926,790
South Carolina State Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 1/01/38	1,125	1,223,336
		7,599,571
Texas — 4.6%
Clear Creek ISD Texas, GO, Refunding, School Building (PSF-GTD), 5.00%, 2/15/33	1,900	2,090,437
Cypress-Fairbanks ISD, GO, Refunding, Schoolhouse (PSF-GTD), 5.00%, 2/15/32	5,250	5,632,200
Harris County Cultural Education Facilities Finance Corp., RB, Texas Children’s Hospital Project, 5.50%, 10/01/39	4,000	4,203,960
North East ISD Texas, GO, School Building, Series A (PSF-GTD), 5.00%, 8/01/37	1,400	1,482,250
		13,408,847
Virginia — 0.1%
Fairfax County IDA Virginia, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	300	320,364
Wisconsin — 0.4%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health Inc., 5.25%, 4/01/39	1,250	1,264,198
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 44.7%		130,332,003
Total Long-Term Investments (Cost — $450,911,807) — 158.7%		462,417,806

Short-Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.01% (h)(i)	10,257,797	$10,257,797
Total Short-Term Securities (Cost — $10,257,797) — 3.5%		10,257,797
Total Investments (Cost — $461,152,416*) — 162.2%		472,675,603
Other Assets Less Liabilities — 0.0%		8,010
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (22.2)%		(64,618,287)
AMPS, at Redemption Value — (40.0)%		(116,579,110)
Net Assets Applicable to Common Shares — 100.0%		$291,486,216

*	The cost and unrealized appreciation (depreciation) of investments as of October 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$397,400,065
Gross unrealized appreciation	$16,785,788
Gross unrealized depreciation	(6,090,921)
Net unrealized appreciation	$10,694,867

(a)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Jefferies and Company	$2,171,975	$49,897
Wells Fargo	$532,500	$2,086

(d)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(e)	Amount is less than $1,000.

(f)	Variable rate security. Rate shown is as of report date.

(g)

Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(h)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2011	Net Activity	Shares Held at October 31, 2011	Income
FFI Institutional Tax-Exempt Fund	3,066,084	7,191,713	10,257,797	$980

(i)	Represents the current yield as of report date.

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Schedule of Investments (concluded)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

	•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of October 31, 2011 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$462,417,806	—	$462,417,806
Short-Term Securities	$10,257,797	—	—	10,257,797
Total	$10,257,797	$462,417,806	—	$472,675,603

[1]	See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	27

Statements of Assets and Liabilities

October 31, 2011 (Unaudited)	BlackRock MuniYield Fund, Inc. (MYD)	BlackRock MuniYield Quality Fund, Inc. (MQY)	BlackRock MuniYield Quality Fund II, Inc. (MQT)
Assets
Investments at value — unaffiliated[1]	$998,284,641	$723,685,710	$462,417,806
Investments at value — affiliated[2]	23,365,055	18,133,131	10,257,797
Cash pledged as collateral for financial futures contracts	248,080	—	—
Interest receivable	16,232,761	9,748,012	6,293,136
Investments sold receivable	5,524,002	10,126,073	6,762,482
Deferred offering costs	802,583	340,641	—
Income receivable — affiliated	460	1,327	—
TOB trust receivable	—	5,415,000	—
Prepaid expenses	6,818	4,829	3,129
Other assets	115,766	81,887	—
Total assets	1,044,580,166	767,536,610	485,734,350

Accrued Liabilities
Bank overdraft	—	149,535	13,676
Investments purchased payable	17,780,070	24,818,565	11,220,291
Income dividends payable — Common Shares	3,802,716	2,347,295	1,525,753
Investment advisory fees payable	427,547	311,441	190,851
Margin variation payable	124,969	—	—
Officer’s and Directors’ fees payable	110,328	74,455	2,252
Interest expense and fees payable	46,526	54,770	37,616
Other accrued expenses payable	327,054	213,202	97,914
Total accrued liabilities	22,619,210	27,969,263	13,088,353

Other Liabilities
TOB trust certificates	124,119,994	106,890,424	64,580,671
VRDP Shares, at liquidation value of $100,000 per share[3,4]	251,400,000	176,600,000	—
Total other liabilities	375,519,994	283,490,424	64,580,671
Total liabilities	398,139,204	311,459,687	77,669,024

AMPS at Redemption Value
$25,000 per share liquidation preference, plus unpaid dividends[3,4]	—	—	116,579,110
Net Assets Applicable to Common Shareholders	$646,440,962	$456,076,923	$291,486,216

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6]	$632,204,036	$427,068,944	$287,556,661
Undistributed net investment income	14,769,757	8,786,449	6,381,923
Accumulated net realized loss	(22,145,972)	(2,492,449)	(13,958,367)
Net unrealized appreciation/depreciation	21,613,141	22,713,979	11,505,999
Net Assets Applicable to Common Shareholders	$646,440,962	$456,076,923	$291,486,216
Net asset value per Common Share	$14.02	$14.96	$12.99

[1] Investments at cost — unaffiliated	$976,816,301	$700,971,731	$450,911,807
[2] Investments at cost — affiliated	$23,365,055	$18,133,131	$10,257,797
[3] Preferred Shares outstanding:
Par value $0.05 per share	—	—	4,371
Par value $0.10 per share	2,514	1,766	292
[4] Preferred Shares authorized	16,214	11,766	6,400
[5] Common Shares outstanding, $0.10 par value	46,093,534	30,484,353	22,437,548
[6] Common Shares authorized	200 Million	200 Million	200 Million

See Notes to Financial Statements.

28	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Statements of Operations

Six Months Ended October 31, 2011 (Unaudited)	BlackRock MuniYield Fund, Inc. (MYD)	BlackRock MuniYield Quality Fund, Inc. (MQY)	BlackRock MuniYield Quality Fund II, Inc. (MQT)
Investment Income
Interest	$28,541,037	$17,605,880	$11,278,383
Income — affiliated	6,265	4,364	980
Total income	28,547,302	17,610,244	11,279,363

Expenses
Investment advisory	2,518,833	1,803,453	1,159,814
Liquidity fees	608,911	187,862	—
Remarketing fees on Preferred Shares	126,929	152,382	88,102
Professional	98,992	76,938	64,468
Accounting services	82,511	55,097	43,000
Transfer agent	30,332	26,397	24,608
Officer and Directors	33,553	17,727	13,314
Printing	23,739	24,710	10,034
Custodian	24,783	15,959	11,841
Registration	9,468	5,269	4,780
Miscellaneous	59,575	37,112	23,896
Total expenses excluding interest expense, fees and amortization of offering costs	3,617,626	2,402,906	1,443,857
Interest expense, fees and amortization of offering costs[1]	863,098	453,170	212,610
Total expenses	4,480,724	2,856,076	1,656,467
Less fees waived by advisor	(2,220)	(2,246)	(1,476)
Total expenses after fees waived	4,478,504	2,853,830	1,654,991
Net investment income	24,068,798	14,756,414	9,624,372

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	525,630	1,754,436	1,168,534
Financial futures contracts	(3,726,444)	(2,996,769)	(1,903,448)
	(3,200,814)	(1,242,333)	(734,914)
Net change in unrealized appreciation/depreciation on:
Investments	45,547,865	38,039,962	25,623,382
Financial futures contracts	1,298,011	617,321	394,035
	46,845,876	38,657,283	26,017,417
Total realized and unrealized gain	43,645,062	37,414,950	25,282,503

Dividends to AMPS Shareholders From
Net investment income	(231,075)	(356,663)	(184,326)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$67,482,785	$51,814,701	$34,722,549

[1]	Related to TOBs and/or VRDP Shares.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	29

Statements of Changes in Net Assets

	BlackRock MuniYield Fund, Inc. (MYD)		BlackRock MuniYield Quality Fund, Inc. (MQY)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended October 31, 2011 (Unaudited)	Year Ended April 30, 2011	Six Months Ended October 31, 2011 (Unaudited)	Year Ended April 30, 2011
Operations
Net investment income	$24,068,798	$47,436,877	$14,756,414	$30,207,690
Net realized gain (loss)	(3,200,814)	1,133,203	(1,242,333)	2,244,794
Net change in unrealized appreciation/depreciation	46,845,876	(39,835,659)	38,657,283	(30,944,684)
Dividends to AMPS Shareholders from net investment income	(231,075)	(1,436,987)	(356,663)	(1,106,520)
Net increase in net assets applicable to Common Shareholders resulting from operations	67,482,785	7,297,434	51,814,701	401,280

Dividends to Common Shareholders From
Net investment income	(22,777,413)	(44,688,438)	(14,083,771)	(28,084,072)

Capital Share Transactions
Reinvestment of common dividends	2,759,273	5,759,400	—	868,555

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	47,464,645	(31,631,604)	37,730,930	(26,814,237)
Beginning of period	598,976,317	630,607,921	418,345,993	445,160,230
End of period	$646,440,962	$598,976,317	$456,076,923	$418,345,993
Undistributed net investment income	$14,769,757	$13,709,447	$8,786,449	$8,470,469

	BlackRock MuniYield Quality Fund II, Inc. (MQT)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended October 31, 2011 (Unaudited)	Year Ended April 30, 2011
Operations
Net investment income	$9,624,372	$19,312,059
Net realized loss	(734,914)	(23,592)
Net change in unrealized appreciation/depreciation	26,017,417	(20,045,066)
Dividends to AMPS Shareholders from net investment income	(184,326)	(559,128)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	34,722,549	(1,315,727)

Dividends to Common Shareholders From
Net investment income	(9,154,520)	(18,056,525)

Capital Share Transactions
Reinvestment of common dividends	—	895,133

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	25,568,029	(18,477,119)
Beginning of period	265,918,187	284,395,306
End of period	$291,486,216	$265,918,187
Undistributed net investment income	$6,381,923	$6,096,397

See Notes to Financial Statements.

30	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Statements of Cash Flows

Six Months Ended October 31, 2011 (Unaudited)	BlackRock MuniYield Fund, Inc. (MYD)	BlackRock MuniYield Quality Fund, Inc. (MQY)	BlackRock MuniYield Quality Fund II, Inc. (MQT)
Cash Provided by Operating Activities
Net increase in net assets resulting from operations, excluding dividends to AMPS Shareholders	$67,713,860	$52,171,364	$34,906,875
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Decrease in interest receivable	264,222	668,084	329,835
Decrease in cash pledged as collateral in connection with financial futures contracts	596,920	455,000	290,000
Increase in other assets	(3,731)	(1,283)	—
Increase in income receivable — affiliated	(76)	(1,112)	—
Decrease in prepaid expenses	48,664	28,794	17,483
Increase in investment advisory fees payable	18,249	17,426	4,066
Decrease in interest expense payable	(50,367)	(44,063)	(16,908)
Increase (decrease) in other accrued expenses payable	119,745	61,730	(17,659)
Increase (decrease) in margin variation payable	42,657	(44,062)	(28,125)
Decrease in Officer’s and Directors’ fees payable	(5,329)	(8,924)	(1,120)
Net realized and unrealized loss on investments	(46,069,764)	(39,793,115)	(26,791,916)
Amortization of premium and accretion of discount on investments	(1,509,120)	(671,064)	(383,421)
Amortization of deferred offering costs	216,417	35,079	—
Proceeds from sales of long-term investments	92,441,366	120,693,038	56,361,752
Purchases of long-term investments	(84,421,080)	(98,702,466)	(48,392,225)
Net purchases of short-term securities	(7,087,723)	(14,034,647)	(7,191,713)
Cash provided by operating activities	22,314,910	20,829,779	9,086,924

Cash Used for Financing Activities
Cash receipts from issuance of VRDP Shares	251,400,000	176,600,000	—
Cash payments on redemption of AMPS	(251,450,000)	(176,625,000)	—
Cash receipts from TOB trust certificates	14,490,000	13,818,134	4,139,660
Cash payments for TOB trust certificates	(15,467,319)	(19,932,496)	(3,888,012)
Cash dividends paid to Common Shareholders	(20,001,438)	(14,083,771)	(9,154,520)
Cash dividends paid to AMPS Shareholders	(266,769)	(379,814)	(197,728)
Cash payments for offering costs	(1,019,000)	(375,720)	—
Increase (decrease) in bank overdraft	(384)	148,888	13,676
Cash used for financing activities	(22,314,910)	(20,829,779)	(9,086,924)

Cash
Net change in cash	—	—	—
Cash at beginning of period	—	—	—
Cash at end of period	—	—	—

Cash Flow Information
Cash paid during the period for interest and fees	$697,048	$462,154	$229,518

Noncash Financing Activities
Capital shares issued in reinvestment of dividends paid to Common Shareholders	$2,759,273	—	—

A Statement of Cash Flows is presented when a Fund had a significant amount of borrowing during the year, based on the average borrowing outstanding in relation to average total assets.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	31

Financial Highlights	BlackRock MuniYield Fund, Inc. (MYD)

	Six Months Ended October 31, 2011 (Unaudited)			Period November 1, 2008 to April 30, 2009

		Year Ended April 30,			Year Ended October 31,
		2011	2010		2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$13.05	$13.87	$11.53	$10.70	$14.36	$14.98	$14.48
Net investment income[1]	0.50	1.04	1.04	0.49	1.03	1.05	1.08
Net realized and unrealized gain (loss)	0.98	(0.85)	2.17	0.77	(3.62)	(0.57)	0.61
Dividends and distributions to AMPS Shareholders from:
Net investment income	(0.01)	(0.03)	(0.03)	(0.04)	(0.27)	(0.28)	(0.25)
Net realized gain	—	—	—	—	—	—	(0.00)[2]
Net increase (decrease) from investment operations	1.47	0.16	3.18	1.22	(2.86)	0.20	1.44
Dividends and distributions to Common Shareholders from:
Net investment income	(0.50)	(0.98)	(0.84)	(0.39)	(0.80)	(0.82)	(0.94)
Net realized gain	—	—	—	—	—	—	(0.00)[2]
Total dividends and distributions to Common Shareholders	(0.50)	(0.98)	(0.84)	(0.39)	(0.80)	(0.82)	(0.94)
Capital charges with respect to issuance of AMPS Shares	—	—	—	—	—	—	0.00 [3]
Net asset value, end of period	$14.02	$13.05	$13.87	$11.53	$10.70	$14.36	$14.98
Market price, end of period	$14.28	$13.17	$13.70	$11.45	$9.66	$13.72	$15.76

Total Investment Return Applicable to Common Shareholders[4]
Based on net asset value	11.34%[5]	1.07%	28.44%	11.76%[5]	(20.69)%	1.40%	10.30%
Based on market price	12.37%[5]	3.27%	27.75%	22.93%[5]	(25.06)%	(7.91)%	18.33%

Ratio to Average Net Assets Applicable to Common Shareholders
Total expenses[6]	1.42%[7]	1.15%	1.14%	1.25%[7]	1.38%	1.23%	1.29%
Total expenses after fees waived[6]	1.42%[7]	1.15%	1.14%	1.24%[7]	1.38%	1.22%	1.29%
Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[6,8]	1.15%[7]	0.99%	1.01%	1.09%[7]	1.06%	1.01%	1.01%
Net investment income[6]	7.63%[7]	7.64%	8.08%	9.20%[7]	7.65%	7.14%	7.35%
Dividends to AMPS Shareholders	0.07%[7]	0.23%	0.27%	0.74%[7]	1.99%	1.88%	1.71%
Net investment income to Common Shareholders	7.56%[7]	7.41%	7.81%	8.46%[7]	5.66%	5.26%	5.64%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$646,441	$598,976	$630,608	$523,590	$484,945	$647,574	$672,367
AMPS outstanding at $25,000 liquidation preference, end of period (000)	—	$251,450	$251,450	$271,500	$271,500	$343,000	$343,000
VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$251,400	—	—	—	—	—	—
Portfolio turnover	9%	16%	35%	7%	20%	18%	32%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	—	$84,556	$87,701	$73,217	$69,695	$72,218	$74,034
Asset coverage per VRDP Share at $100,000 liquidation value, end of period	$357,136	—	—	—	—	—	—

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Amount is less than $0.01 per share.

[4]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Do not reflect the effect of dividends to AMPS Shareholders.

[7]	Annualized.

[8]

Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

See Notes to Financial Statements.

32	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Financial Highlights	BlackRock MuniYield Quality Fund, Inc. (MQY)

	Six Months Ended October 31, 2011 (Unaudited)			Period November 1, 2008 to April 30, 2009

		Year Ended April 30,			Year Ended October 31,
		2011	2010		2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$13.72	$14.63	$13.27	$11.68	$14.88	$15.32	$15.02
Net investment income[1]	0.48	0.99	0.99	0.46	0.97	0.97	0.99
Net realized and unrealized gain (loss)	1.23	(0.94)	1.23	1.51	(3.12)	(0.42)	0.37
Dividends and distributions to AMPS Shareholders from:
Net investment income	(0.01)	(0.04)	(0.04)	(0.04)	(0.27)	(0.30)	(0.27)
Net realized gain	—	—	—	—	(0.03)	—	—
Net increase (decrease) from investment operations	1.70	0.01	2.18	1.93	(2.45)	0.25	1.09
Dividends and distributions to Common Shareholders from:
Net investment income	(0.46)	(0.92)	(0.82)	(0.34)	(0.68)	(0.69)	(0.79)
Net realized gain	—	—	—	—	(0.07)	—	—
Total dividends and distributions to Common Shareholders	(0.46)	(0.92)	(0.82)	(0.34)	(0.75)	(0.69)	(0.79)
Capital charges with respect to issuance of AMPS shares	—	—	—	—	—	—	(0.00)[2]
Net asset value, end of period	$14.96	$13.72	$14.63	$13.27	$11.68	$14.88	$15.32
Market price, end of period	$14.52	$13.15	$14.48	$12.32	$10.90	$13.20	$14.48

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	12.62%[4]	0.10%	17.12%	17.07%[4]	(16.79)%	2.00%	7.78%
Based on market price	14.04%[4]	(3.06)%	24.86%	16.47%[4]	(12.47)%	(4.26)%	7.22%

Ratio to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	1.29%[6]	1.21%	1.20%	1.43%[6]	1.76%	1.71%	1.76%
Total expenses after fees waived[5]	1.29%[6]	1.21%	1.20%	1.42%[6]	1.75%	1.71%	1.75%
Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[5,7]	1.09%[6]	1.02%	1.02%	1.13%[6]	1.10%	1.04%	1.04%
Net investment income[5]	6.69%[6]	6.97%	6.98%	7.58%[6]	6.89%	6.46%	6.61%
Dividends to AMPS Shareholders	0.16%[6]	0.25%	0.28%	0.69%[6]	1.92%	2.01%	1.80%
Net investment income to Common Shareholders	6.53%[6]	6.72%	6.70%	6.89%[6]	4.97%	4.45%	4.81%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$456,077	$418,346	$445,160	$403,796	$355,459	$452,657	$466,002
AMPS outstanding at $25,000 liquidation preference, end of period (000)	—	$176,625	$176,625	$192,000	$192,000	$250,000	$250,000
VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$176,600	—	—	—	—	—	—
Portfolio turnover	13%	12%	19%	13%	20%	24%	33%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	—	$84,217	$88,013	$77,582	$71,318	$70,282	$71,614
Asset coverage per VRDP Share at $100,000 liquidation value, end of period	$358,254	—	—	—	—	—	—

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Do not reflect the effect of dividends to AMPS Shareholders.

[6]	Annualized.

[7]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	33

Financial Highlights	BlackRock MuniYield Quality Fund II, Inc. (MQT)

	Six Months Ended October 31, 2011 (Unaudited)			Period November 1, 2008 to April 30, 2009

		Year Ended April 30,			Year Ended October 31,
		2011	2010		2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$11.85	$12.71	$11.55	$10.17	$13.17	$13.64	$13.36
Net investment income[1]	0.43	0.86	0.88	0.41	0.86	0.86	0.86
Net realized and unrealized gain (loss)	1.13	(0.89)	1.04	1.31	(3.00)	(0.46)	0.37
Dividends to Preferred Shareholders from net investment income	(0.01)	(0.02)	(0.03)	(0.04)	(0.26)	(0.26)	(0.24)
Net increase (decrease) from investment operations	1.55	(0.05)	1.89	1.68	(2.40)	0.14	0.99
Dividends to Common Shareholders from net investment income	(0.41)	(0.81)	(0.73)	(0.30)	(0.60)	(0.61)	(0.71)
Capital charges with respect to issuance of AMPS	—	—	—	—	—	—	0.00 [2]
Net asset value, end of period	$12.99	$11.85	$12.71	$11.55	$10.17	$13.17	$13.64
Market price, end of period	$12.47	$11.59	$12.52	$10.16	$8.75	$11.60	$12.93

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	13.32%[4]	(0.36)%	17.15%	17.27%[4]	(18.42)%	1.39%	7.98%
Based on market price	11.22%[4]	(1.07)%	31.18%	19.90%[4]	(20.31)%	(5.79)%	6.34%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	1.16%[6]	1.21%	1.21%	1.52%[6]	1.80%	1.73%	1.66%
Total expenses after fees waived[5]	1.16%[6]	1.20%	1.21%	1.52%[6]	1.79%	1.72%	1.66%
Total expenses after fees waived and excluding interest expense and fees[5,7]	1.01%[6]	1.03%	1.04%	1.18%[6]	1.12%	1.06%	1.05%
Net investment income[5]	6.76%[6]	7.00%	7.13%	7.86%[6]	6.96%	6.39%	6.44%
Dividends to AMPS Shareholders	0.12%[6]	0.20%	0.23%	0.68%[6]	2.08%	1.97%	1.78%
Net investment income to Common Shareholders	6.63%[6]	6.80%	6.90%	7.18%[6]	4.88%	4.42%	4.66%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$291,486	$265,918	$284,395	$258,263	$227,551	$294,661	$305,111
AMPS outstanding at $25,000 liquidation preference, end of period (000)	$116,575	$116,575	$116,575	$128,250	$128,250	$160,000	$160,000
Portfolio turnover	13%	10%	25%	9%	17%	20%	37%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	$87,511	$82,031	$85,994	$75,349	$69,420	$71,065	$72,693

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.01 per share.

[3]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Do not reflect the effect of dividends to AMPS Shareholders.

[6]	Annualized.

[7]	Interest expense and fees related to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

34	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock MuniYield Fund, Inc. (“MYD”), BlackRock MuniYield Quality Fund, Inc. (“MQY”) and BlackRock MuniYield Quality Fund II, Inc. (“MQT”) (collectively the “Funds”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as non-diversified, closed-end management investment companies. The Funds are organized as Maryland corporations. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Boards of Directors of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board” and the directors, thereof are collectively referred to throughout this report as “Directors.” The Funds determine and make available for publication the NAVs of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBS: The Funds leverage their assets through the use of TOBs. A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal bonds. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Fund has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by a Fund include the right of a Fund (1) to cause the holders of a proportional share of the short-term floating rate certificates to tender their certificates at par, including during instances of a rise in short-term interest rates, and (2) to transfer, within seven days, a corresponding share of the municipal bonds from the TOB to a Fund. The TOB may also be terminated without the consent of a Fund upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors. During the six months ended October 31, 2011, no TOBs that the Funds participated in were terminated without the consent of the Funds.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	35

Notes to Financial Statements (continued)

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to a Fund in exchange for TOB trust certificates. The Funds typically invest the cash in additional municipal bonds. Each Fund’s transfer of the municipal bonds to a TOB is accounted for as a secured borrowing, therefore the municipal bonds deposited into a TOB are presented in the Funds’ Schedules of Investments and TOB trust certificates are shown in other liabilities in the Statements of Assets and Liabilities.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. The short-term floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. At October 31, 2011, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB trust certificates and the range of interest rates on the liability for TOB trust certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Range of Interest Rates
MYD	$236,722,870	$124,119,994	0.13% – 0.27%
MQY	$215,829,704	$106,890,424	0.14% – 0.44%
MQT	$130,332,003	$64,580,671	0.14% – 0.29%

For the six months ended October 31, 2011, the Funds’ average TOB trust certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
MYD	$123,945,559	0.63%
MQY	$106,890,424	0.65%
MQT	$64,580,671	0.63%

Should short-term interest rates rise, the Funds’ investments in TOBs may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market values of municipal bonds deposited into the TOB may adversely affect the Funds’ NAVs per share.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Funds either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), the Funds will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 7.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal income tax returns remains open for the two years ended April 30, 2011, the period ended April 30, 2009 and the year ended October 31, 2008. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed.

36	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Notes to Financial Statements (continued)

The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statements and disclosures.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by each Fund’s Board, independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has approximately the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund. Each Fund may, however, elect to invest in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors in order to match its deferred compensation obligations. Investments to cover each Fund’s deferred compensation liability, if any, are included in other assets in the Statements of Assets and Liabilities. Dividends and distributions from the BlackRock Closed-End Fund investments under the plan are included in income — affiliated in the Statements of Operations.

Offering Costs: MYD and MQY incurred costs in connection with their issuance of VRDP Shares, which were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares, with the exception of up front fees paid to the liquidity provider which are amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with the custodians whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodians impose fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and to economically hedge, or protect, their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: The Funds purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Funds and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Funds as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of October 31, 2011
	Asset Derivatives
		MYD
	Statements of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation*	$144,801

*

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended October 31, 2011
	Net Realized Loss from
	MYD	MQY	MQT
Interest rate contracts:
Financial futures contracts	$(3,726,444)	$(2,996,769)	$(1,903,448)

	Net Change in Unrealized Appreciation/Depreciation on
	MYD	MQY	MQT
Interest rate contracts:
Financial futures contracts	$1,298,011	$617,321	$394,035

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	37

Notes to Financial Statements (continued)

For the six months ended October 31, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

	MYD	MQY	MQT
Financial futures contracts:
Average number of contracts sold	174	118	75
Average notional value of contracts sold	$22,087,313	$14,768,281	$9,426,563

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

Each Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee at an annual rate of 0.50% of each Fund’s average daily net assets. Average daily net assets are the average daily value of each Fund’s total assets minus the sum of its accrued liabilities.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through each Fund’s investment in other affiliated investment companies, if any. These amounts are shown as fees waived by advisor in the Statements of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

Certain officers and/or Directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Funds’ Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended October 31, 2011, were as follows:

	Purchases	Sales
MYD	$89,626,980	$97,778,574
MQY	$123,206,154	$130,814,111
MQT	$59,415,718	$62,944,234

5. Capital Loss Carryforwards:

As of April 30, 2011, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires April 30,	MYD	MQY	MQT
2012	—	—	$5,561,802
2016	$11,743,926	$346,339	493,401
2017	4,065,755	704,337	3,726,056
2018	1,196,450	216,766	66,689
2019	479,687	—	1,774,764
Total	$17,485,818	$1,267,442	$11,622,712

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after April 30, 2011 will not be subject to expiration. In addition, any such losses must be utilized prior to the losses incurred in pre-enactment taxable years.

6. Concentration, Market and Credit Risk:

Each Fund invests a substantial amount of its assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into

38	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Notes to Financial Statements (continued)

transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

As of October 31, 2011, MYD invested a significant portion of its assets in the Health sector. MQY and MQT each invested a significant portion of their assets in the County/City/Special District/School District and Transportation sectors. Changes in economic conditions affecting the Health, County/City/Special District/School District and Transportation sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

7. Capital Share Transactions:

Each Fund is authorized to issue 200 million shares of $0.10 par value shares, all of which were initially classified as Common Shares. The par value for each Fund’s Preferred Shares is $0.10, except MQT’s AMPS Series A, Series B, and Series C, which is $0.05. Each Fund’s Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Six Months Ended October 31, 2011	Year Ended April 30, 2011
MYD	202,454	421,588
MQY	—	59,095
MQT	—	70,618

Shares issued and outstanding remained constant for MQY and MQT for the six months ended October 31, 2011 and remained constant for MYD, MQY and MQT during the year ended April 30, 2011.

AMPS

The AMPS are redeemable at the option of MQT, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The AMPS are also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of a Fund, as set forth in the MQT’s Articles Supplementary/Statement of Preferences/Certificate of Designation (the “Governing Instrument”) are not satisfied.

From time to time in the future, MQT may effect repurchases of its AMPS at prices below their liquidation preference as agreed upon by MQT and the seller. MQT also may redeem its AMPS from time to time as provided in the applicable Governing Instrument. MQT intends to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements or for such other reasons as the Board may determine.

MQT had the following series of AMPS outstanding, effective yields and reset frequency as of October 31, 2011:

	Series	AMPS	Effective Yield	Reset Frequency Days
MQT	A	1,457	0.23%	28
	B	1,457	0.23%	28
	C	1,457	0.23%	7
	D	292	1.31%	7

Dividends on seven-day and 28-day AMPS are cumulative at a rate which is reset every seven or 28 days, respectively, based on the results of an auction. If the AMPS fail to clear the auction on an auction date, each Fund is required to pay the maximum applicable rate on the AMPS to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned. The maximum applicable rate on the AMPS is as footnoted in the table below. The low, high and average dividend rates on the AMPS for each Fund for the six months ended October 31, 2011 were as follows:

	Series		Low	High	Average
MYD	A	[1]	0.15%	0.37%	0.30%
	B	[1]	0.15%	0.38%	0.28%
	C	[1]	0.18%	0.40%	0.30%
	D	[1]	0.21%	0.40%	0.32%
	E	[1]	0.15%	0.40%	0.30%
	F	[1]	0.11%	0.41%	0.28%
	G	[2]	1.26%	1.47%	1.37%

MQY	A	[1]	0.15%	0.37%	0.27%
	B	[1]	0.11%	0.41%	0.27%
	C	[1]	0.12%	0.40%	0.26%
	D	[1]	0.11%	0.41%	0.26%
	E	[2]	1.26%	1.47%	1.35%

MQT	A	[1]	0.12%	0.37%	0.25%
	B	[1]	0.13%	0.38%	0.26%
	C	[1]	0.11%	0.40%	0.25%
	D	[2]	1.26%	1.47%	1.33%

[1]

The maximum applicable rate on this series of AMPS is the higher of 110% of the AA commercial paper rate or 100% of 90% of the Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate.

[2]

The maximum applicable rate on this series of AMPS is the higher of 110% of the Telerate/BBA LIBOR or 110% of 90% of the Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	39

Notes to Financial Statements (continued)

Since February 13, 2008, the AMPS of the Funds failed to clear any of their auctions. As a result, the AMPS dividend rates were reset to the maximum applicable rate, which ranged from 0.11% to 1.47% for the six months ended October 31, 2011. A failed auction is not an event of default for the Funds but it has a negative impact on the liquidity of AMPS. A failed auction occurs when there are more sellers of a Fund’s AMPS than buyers. A successful auction for the Funds’ AMPS may not occur for some time, if ever, and even if liquidity does resume, holders of AMPS may not have the ability to sell the AMPS at their liquidation preference.

The Funds paid commissions of 0.15% on the aggregate principal amount of all shares that fail to clear their auctions and 0.25% on the aggregate principal amount of all shares that successfully clear their auctions. Certain broker dealers have individually agreed to reduce commissions for failed auctions.

During the six months ended October 31, 2011, MYD and MQY announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
MYD	A	7/27/11	1,320	$33,000,000
	B	7/20/11	1,320	$33,000,000
	C	7/13/11	1,320	$33,000,000
	D	7/13/11	1,320	$33,000,000
	E	7/13/11	2,052	$51,300,000
	F	7/21/11	1,260	$31,500,000
	G	7/18/11	1,466	$36,650,000

MQY	A	10/25/11	1,413	$35,325,000
	B	10/11/11	1,413	$35,325,000
	C	10/07/11	1,413	$35,325,000
	D	10/07/11	1,413	$35,325,000
	E	10/03/11	1,413	$35,325,000

MYD and MQY financed the AMPS redemptions with the proceeds received from the issuance of VRDP Shares of $251,400,000 and $176,600,000, respectively.

AMPS issued and outstanding remained constant during the six months ended October 31, 2011 for MQT and remained constant for MYD, MQY and MQT during the year ended April 30, 2011.

VRDP Shares

MYD and MQY have issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933 and include a liquidity feature that allows the VRDP Shareholders to have their shares purchased by the liquidity provider in the event of a failed remarketing. MYD and MQY are required to redeem the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. The VRDP Shares issued for the six months ended October 31, 2011 were as follows:

	Series	Issue Date	Shares Issued	Maturity Date
MYD	W-7	6/30/11	2,514	7/01/41
MQY	W-7	9/15/11	1,766	10/01/41

MYD and MQY have entered into a fee agreement with the liquidity provider that required an initial commitment and a per annum liquidity fee to be paid to the liquidity provider. These fees are shown as liquidity fees in the Statements of Operations.

Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate as discussed below. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. For financial reporting purposes, the liquidation value of VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. Dividends paid to holders of VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares, which could impact the dividend rate paid on such shares. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of MYD and MQY. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends. In the event of an optional redemption of VRDP Shares prior to the initial termination date of the fee agreement, MYD and MQY must pay the liquidity provider fees on such redeemed VRDP Shares for the remaining term of the fee agreement up to the initial termination date. MYD and MQY are required to redeem certain of its outstanding VRDP Shares if it fails to maintain certain asset coverage and basic maintenance amount requirements.

40	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Notes to Financial Statements (concluded)

All of MYD and MQY’s VRDP Shares have successfully remarketed since issuance, with an annualized dividend rate of 0.29% for MYD and 0.30% for MQY, for the six months ended October 31, 2011.

Preferred Shares

The Funds’ Preferred Shares rank prior to the Funds’ Common Shares as to the payment of dividends by the Funds and distribution of assets upon dissolution or liquidation of the Funds. The 1940 Act prohibits the declaration of any dividend on the Funds’ Common Shares or the repurchase of the Funds’ Common Shares if the Funds fail to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instrument, the Funds are restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if the Funds fail to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares governing instrument or comply with the basic maintenance amount requirement of the rating agencies then rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for each Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s subclassification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

8. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Funds will pay a net investment income dividend in the following amounts per share on December 1, 2011 to Common Shareholders of record on November 15, 2011:

Common Dividend Per Share
MYD	$0.0825
MQY	$0.0770
MQT	$0.0680

The dividends declared on AMPS or VRDP Shares for the period November 1, 2011 to November 30, 2011 were as follows:

	Series	Dividends Declared
MYD VRDP Shares	W-7	$58,821
MQY VRDP Shares	W-7	$40,400
MQT AMPS	A	$6,367
	B	$13,186
	C	$7,533
	D	$9,090

On December 16, 2011, MQT issued 1,165 Series W-7 Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”), $100,000 liquidation value per share, with a maturity date of January 2, 2015 and total proceeds received of $116,500,000 in a private offering of VMTP Shares with qualified institutional buyers, as defined in rule 144A under Securities Act of 1933 to finance the AMPS redemption.

MQT announced the redemption of all of the outstanding AMPS at the indicated liquidation preference per share plus any accrued and unpaid dividends through the expected redemption date as follows:

Series	Announcement Date	Redemption Date	Shares Redeemed	Liquidation Preference Per Share
A	12/19/11	1/17/12	1,457	$25,000
B	12/23/11	1/23/12	1,457	$25,000
C	12/19/11	1/09/12	1,457	$25,000
D	12/19/11	1/10/12	292	$25,000

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	41

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock MuniYield Fund, Inc. (“MYD”), BlackRock MuniYield Quality Fund, Inc. (“MQY”) and BlackRock MuniYield Quality Fund II, Inc. (“MQT,” and together with MYD and MQY, each a “Fund,” and, collectively, the “Funds”) met on April 14, 2011 and May 12–13, 2011 to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board of each Fund also considered the approval of the sub-advisory agreement (each, a “Sub-Advisory Agreement”) between the Manager and BlackRock Investment Management, LLC (the “Sub-Advisor”), with respect to each Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

Each Board consists of eleven individuals, nine of whom are not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member) and is chaired by an Independent Board Member. The Board of MQT also has established a Committee on Auction Market Preferred Shares. In addition, the Board of each of MYD and MQY had established a Committee on Auction Market Preferred Shares prior to the redemption of all of its respective Fund’s outstanding auction market preferred shares. Further, the Boards, together with the boards of other BlackRock-managed funds, also had established an ad hoc committee, the Joint Product Pricing Committee, which consisted of Independent Board Members and the directors/trustees of the boards of certain other BlackRock-managed funds, who were not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance program and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, considered at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analyses of the reasons for any over performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objectives, policies and restrictions; (e) the Funds’ compliance with their Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) analyses of contractual and actual management fee ratios for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 14, 2011 meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are engaged in a process with BlackRock to review periodically the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses and the investment performance of the Funds as compared with a peer group of funds as determined by Lipper and a customized peer group selected by BlackRock (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) general analyses provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock and (f) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

42	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

At an in-person meeting held on April 14, 2011, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April 14, 2011 meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 12–13, 2011 Board meeting.

At an in-person meeting held on May 12–13, 2011, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to its Fund, each for a one-year term ending June 30, 2012. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Funds; and (f) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock:

The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, the Boards compared Fund performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, if any. The Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Boards considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and their Funds’ portfolio management teams, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to their Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In addition to investment advisory services, BlackRock and its affiliates provide the Funds with other services, including (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; and (viii) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Boards, including the Independent Board Members, also reviewed and considered the performance history of their Funds. In preparation for the April 14, 2011 meeting, the Boards worked with BlackRock and Lipper to develop a template for, and was provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Fund as compared to funds in that Fund’s applicable Lipper category and a customized peer group selected by BlackRock. The Boards were provided with a description of the methodology used by Lipper to select peer funds. The Boards and each Board’s Performance Oversight Committee regularly review, and

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	43

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

meet with Fund management to discuss, the performance of the Funds throughout the year.

The Board of MYD noted that, in general, MYD performed better than its Peers in that MYD’s performance was at or above the median of its Customized Lipper Peer Group Composite in each of the one-, three- and five-year periods reported.

The Board of MQY noted that, in general, MQY performed better than its Peers in that MQY’s performance was at or above the median of its Customized Lipper Peer Group Composite in two of the one-, three- and five-year periods reported.

The Board of MQT noted that MQT performed below the median of its Customized Lipper Peer Group Composite in each of the one-, three- and five-year periods reported. The Board of MQT and BlackRock reviewed and discussed the reasons for MQT’s underperformance during these periods compared with its Peers. The Board of MQT was informed that, among other things, there were three primary factors that impacted performance: exposure to the long-end of the municipal curve, which underperformed as the yield curve steepened out; an overweight of spread product during a period of significant widening of credit spreads; and the underperformance of municipal cash relative to MQT’s Bond Market Association hedges (which were completely unwound in the 4th quarter of 2008). The Board of MQT and BlackRock discussed BlackRock’s strategy for improving MQT’s performance and BlackRock’s commitment to providing the resources necessary to assist MQT’s portfolio managers and to improve MQT’s performance.

The Boards noted that BlackRock has made changes to the organization of the overall fixed income group management structure designed to result in a strengthened leadership team.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee ratio compared with the other funds in its Lipper category. It also compared the Fund’s total expense ratio, as well as actual management fee ratio, to those of other funds in its Lipper category. Each Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Funds. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2010 compared to available aggregate profitability data provided for the years ended December 31, 2009, and December 31, 2008. The Boards reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards considered BlackRock’s overall operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising closed-end funds, among other product types. That data indicates that operating margins for BlackRock, in general and with respect to its registered funds, are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Boards considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

The Board of each Fund noted that its respective Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund. Based on the ad hoc Joint Product Pricing Committee’s and each

44	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

Board’s review and consideration of this issue, each Board concluded that closed-end funds are typically priced at scale at a fund’s inception; therefore, the implementation of breakpoints was not necessary.

The Boards noted that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. The Boards noted that only one closed-end fund in the Fund Complex has breakpoints in its advisory fee structure.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including securities lending services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that BlackRock’s funds may invest in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2012 and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to its Fund, for a one-year term ending June 30, 2012. As part of its approval, each Board considered the detailed review of BlackRock’s fee structure, as it applies to its Fund, conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, each Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of its Fund and its shareholders. In arriving at its decision to approve the Agreements, no Board identified any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making these determinations. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	45

Officers and Directors

Richard E. Cavanagh, Chairman of the Board and Director
Karen P. Robards, Vice Chairperson of the Board, Chairperson of the Audit Committee and Director
Paul L. Audet, Director
Michael Castellano, Director and Member of the Audit Committee
Frank J. Fabozzi, Director and Member of the Audit Committee
Kathleen F. Feldstein, Director
James T. Flynn, Director and Member of the Audit Committee
Henry Gabbay, Director
Jerold B. Harris, Director
R. Glenn Hubbard, Director
W. Carl Kester, Director and Member of the Audit Committee
John M. Perlowski, President and Chief Executive Officer
Anne Ackerley, Vice President
Brendan Kyne, Vice President
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer
Ira P. Shapiro, Secretary

Effective July 28, 2011, Richard S. Davis resigned as Director of the Funds, and Paul L. Audet became Director of the Funds.

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Investment Management, LLC
Princeton, NJ 08540

Custodians
The Bank of New York Mellon[1]
New York, NY 10286

State Street Bank and Trust Company[2]
Boston, MA 02110

Transfer Agent
Common Shares:
BNY Mellon Shareowner Services[1]
Jersey City, NJ 07310

Computershare Trust Company, N.A.[2]
Providence, RI 02940

AMPS Auction Agent
BNY Mellon Shareowner Services[3]
Jersey City, NJ 07310

VRDP Tender and Paying Agent[4]
The Bank of New York Mellon
New York, NY 10289

VRDP Remarketing Agents
Merrill Lynch, Pierce, Fenner & Smith Incorporated[5]
New York, NY 10036

Morgan Stanley & Co. LLC[2]
New York, NY 10036

Accounting Agent
State Street Bank and Trust Company
Boston, MA 02110

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
New York, NY 10036

Address of the Funds
100 Bellevue Parkway
Wilmington, DE 19809

[1]	For MYD and MQT.
[2]	For MQY.
[3]	For MQT.
[4]	For MYD and MQY.
[5]	For MYD.

46	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 28, 2011, for shareholders of record on May 31, 2011, to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

Approved the Directors as follows:

	Paul L. Audet			Michael J. Castellano			Richard E. Cavanagh
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MYD	41,512,142	1,121,602	0	41,599,940	1,033,805	0	41,588,418	1,045,326	0
MQY	25,954,108	880,156	0	26,071,558	762,706	0	26,129,099	705,165	0
MQT	17,613,077	679,737	0	17,598,665	694,150	0	17,603,449	689,365	0

	Frank J. Fabozzi[1]			Kathleen F. Feldstein			James T. Flynn
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MYD	7,887	1,034	0	41,388,412	1,245,333	0	41,550,596	1,083,148	0
MQY	5,874	145	0	26,024,761	809,503	0	26,023,417	810,847	0
MQT	3,758	85	0	17,540,392	752,422	0	17,556,206	736,608	0

	Henry Gabbay			Jerrold B. Harris			R. Glenn Hubbard
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MYD	41,523,819	1,109,925	0	41,540,216	1,093,528	0	41,530,678	1,103,066	0
MQY	26,073,767	760,497	0	26,032,990	801,274	0	26,010,206	824,058	0
MQT	17,612,020	680,794	0	17,570,320	722,494	0	17,635,876	656,938	0

	W. Carl Kester[1]			Karen P. Robards
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MYD	7,887	1,034	0	41,520,365	1,113,380	0
MQY	5,874	145	0	26,126,490	707,774	0
MQT	3,758	85	0	17,610,971	681,843	0

[1]	Voted on by holders of AMPS only.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	47

Additional Information (continued)

Dividend Policy

The Funds’ dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

On August 11, 2010, the Manager announced that a derivative complaint had been filed by shareholders of MYD, on August 4, 2010 in the Supreme Court of the State of New York, New York County. The complaint names the Manager, BlackRock, Inc., and certain of the directors, officers and portfolio managers of MYD (collectively, the “Defendants”) as defendants. The complaint alleges, among other things, that the Defendants breached fiduciary duties owed to MYD and its Common Shareholders by redeeming AMPS at their liquidation preference. The complaint seeks unspecified damages for losses purportedly suffered by MYD as a result of the prior redemptions and injunctive relief preventing MYD from redeeming AMPS at their liquidation preference in the future. The Defendants believe that the claims asserted in the complaint are without merit and intend to vigorously defend themselves in the litigation.

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolio.

Quarterly performance, semi-annual and annual reports and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

48	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

Additional Information (continued)

General Information (concluded)

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Funds.

SEMI-ANNUAL REPORT	OCTOBER 31, 2011	49

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

50	SEMI-ANNUAL REPORT	OCTOBER 31, 2011

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares, including AMPS, which are currently set at the maximum reset rate as a result of failed auctions, may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

#MYQII-10/11-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies
(a) Not Applicable to this semi-annual report
(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield Quality Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Quality Fund, Inc.

Date: January 03, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Quality Fund, Inc.

Date: January 03, 2012

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniYield Quality Fund, Inc.

Date: January 03, 2012